Eaton Vance Investment Trust

For the Funds:

[bullet] EV Classic Florida Limited Maturity Municipals Fund

[bullet] EV Classic Massachusetts Limited Maturity Municipals Fund

[bullet] EV Classic New York Limited Maturity Municipals Fund

[bullet] EV Classic Pennsylvania Limited Maturity Municipals Fund

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[EATON VANCE LOGO]

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                           Annual Shareholder Report
                                 March 31, 1997

[box chart]

Results for the year
ended March 31, 1997


                         Total     Dividends      NAV per        Fund's                   If your        The after-tax  Tax
                         return    paid by        share at       distribution             combined       equivalent     Infor-
                         (One      Fund (during   3/31/97        rate at                  Federal &      yield you      mation**
                         year      period)                       3/31/97                  state tax      would need
                         ended                                                            rate is...     is...
                         3/31/97;
                         excl. 1%
                         CDSC on
                         redemptions
                         within
                         first
                         year.)*

EV Classic               1.9%      $0.359         $9.44          3.79%     [state map]    39.38%         6.25%          99.76%
 Florida Limited
 Maturity
 Municipals Fund

EV Classic               2.7%      $0.368         $9.57          3.83%     [state map]    43.68%         6.80%          99.57%
 Massachusetts Limited
 Maturity
 Municipals Fund

EV Classic               2.8%      $0.359         $9.53          3.76%     [state map]    40.38%         6.31%          99.93%
 New York Limited
 Maturity
 Municipals Fund

EV Classic               2.9%      $0.368         $9.57          3.83%     [state map]    44.68%         6.90%          99.63%
 Pennsylvania Limited
 Maturity
 Municipals Fund


* Total returns do not include the effect of 1% contingent deferred sales charge on shareholders redeeming within first year. **Percentages represent the portion of the total dividends paid by the Funds from net investment income during the year ended March 31, 1997, that have been designated as tax-exempt interest dividends. Tax legislation eliminated the exception to the market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio at market discounts may generate a small amount of ordinary taxable income.

                                  [boxed text]
Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

To Shareholders:

The municipal bond market in 1996 was characterized by heightened volatility as investors reacted to a seesaw interest rate environment and a politically-charged debate over the possibility of a flat tax. After showing signs of slowing at the year's outset, it became apparent in the first quarter of 1996 that the economy was stronger than anticipated and that inflation, while still modest, would bear further watching. Consequently, long-term bond yields climbed steadily higher, reaching their peak in mid-June , 1996.

Investors were heartened by economic reports in the second half of the year that showed a scenario of slow growth and low inflation. In addition, the federal budget deficit, which had ballooned in the 1980s and had been so long the bane of fixed-income investors, fell to just 1.5% of gross domestic product. Against that favorable backdrop, bond yields finished the year at lower levels than at mid-year.

The first quarter of 1997 has been marked by stronger-than-expected economic growth, a tightening labor market, and increasing uneasiness over inflation, which remains low. At its March 25 meeting, the Federal Reserve raised the Federal Funds Rate 0.25% in an effort to slow the economy and make a preemptory strike at inflation. In response to 1997's economic events, the bond market has sold off somewhat, and the yield on the 30-year Treasury Bond - a widely-held gauge of bond market sentiment - rose to 7.08% on March 31 from 6.64% at the end of 1996.

Despite Changing Market Conditions, Municipal Bonds Remain an Attractive Investment

According to the Public Securities Association, state and local governments sold roughly $183 billion in securities in 1996, and will sell approximately the same volume in 1997. That is sharply lower than the supply levels for 1995 and earlier. With greatly reduced supply and increasing competition for bonds, municipal bonds should retain their value among tax-conscious investors.

We believe an investment in municipal bonds continues to represent good value for several reasons. First, Congress and the Clinton Administration have reached a tentative agreement to balance the budget over the next five years - a development viewed favorably by bond investors. Second, with the equity markets having turned in two consecutive years of performances well above historical averages, investors may look for alternatives within the bond markets. And third, taxes remain a burden and, for most investors, municipal bonds are the last remaining vehicle for tax relief. For these reasons, we believe that the municipal market will continue to be a favored avenue for tax-conscious investors. Eaton Vance's municipal bond department will continue to seek high, tax-free current income for shareholders.

                                   Sincerely,
[photo of Thomas J. Fetter]        /s/ Thomas J. Fetter
                                   Thomas J. Fetter,
                                   President
                                   May 9, 1997
3

Management Discussion

An interview with William H. Ahern, Vice President, and Portfolio Manager of the Florida and Massachusetts Limited Maturity Municipals Portfolios.

Q.   Bill, what were your impressions of the economy over the past year?

A. The economy has shown a good deal of resilience in the past year. While many economists expected the growth trend to slow in late 1996 or early 1997, it has maintained fairly strong momentum. The good news is that the expansion has continued without significant inflation. The Federal Reserve has monitored the situation closely and has acted to preempt inflation, most recently in March, when it raised the Federal funds rates by 25 basis points (.25 percentage point). In response to the robust economic news, the bond market has been quite volatile.

Q.   What was behind the market volatility?

A. The volatility appears to be more in response to shifting investor sentiment toward the inflation outlook than to any empirical evidence. While actual inflation data have been rather tame, the Fed has, for some time, signalled a bias for higher interest rates. Interestingly, with the exception of its March rate hike, the Fed has been fairly restrained in its actions. But the market has still been waiting for the other shoe to drop.

     Meanwhile, investors have tended to overreact to economic reports, especially employment data. With job creation very strong, interest rates have risen more at the short end of the yield curve than the long end. That has produced a fairly volatile environment for the bond market. As evidence of that volatility, Treasury yields, which were 7.2% a year ago, declined to 6.35% in November before moving back up to 7.1% at March 31. That's a fairly wild ride for bond investors.


Q.   So the Fed has been "jawboning" interest rates higher?

A. That's correct. For many months, the Fed was able to accomplish much of the rate increase through public comment alone. This jawboning can be very effective over the short run, but runs the risk of losing credibility if it is not followed by action. Thus, the March rate increase, while a relatively mild action, can be seen as part of a larger Fed strategy to contain inflation.

Q.   Did you make any changes within the Portfolios during the period?

A. Yes. We've made a number of structural changes to the Portfolios. As the market has become increasingly generic in recent years, these structural subtleties have become much more critical to performance. Our efforts have been aimed primarily at enhancing liquidity, improving the Portfolios' call protection, and adjusting duration, or the Portfolio's responsiveness to changes in interest rates.

     By consolidating holdings, we have been able to reduce the number of bonds in many of the Portfolios while increasing the average size of those holdings. That helps to enhance the liquidity of the Portfolio. Call protection, of course, continues to be an important consideration. By increasing call protection, we have reduced the Portfolios' exposure to untimely bond redemptions and increased upside potential. Finally, we have used the market downturn as an opportunity to adjust the durations of the Portfolios and improve the trading characteristics of our bonds. By keeping an average duration generally in the 6.5-to-6.75 year range, we have limited the damage during the recent downturn.

Q.   Specifically, what is meant by a generic market?

A. That refers to the fact that in recent years, quality spreads - the yield difference between bonds of varying quality - have become increasingly narrow. That is largely a function of the widespread use of


                                    [photo]
                                 William Ahern
     insurance by municipal bond issuers. Bonds that, based on their underlying fundamentals, would ordinarily carry an A-rating, receive a Aaa-rating due to private insurance. The result is that the municipal market is increasingly dominated by insured issues. Perhaps more than ever before, investors must really do their homework to find good values.

Q.   Has that affected your approach to the market?

A. Yes. I think the changing make-up of the market has made it necessary for investors to expand their research efforts. For example, we have redoubled our efforts in the non-rated sector of the market. The non-rated segment typically consists of smaller issuers, such as colleges, nursing homes, or private purpose industrial development bonds. Because these bonds lack ratings from the major rating agencies, they may carry an unusually attractive coupon. Naturally, investing in non-rated bonds requires especially rigorous analysis. At Eaton Vance, we have dedicated more resources and analysts to this area of the market. Equally as important, we've developed our own internal criteria to make certain that these bonds meet our strict standards of creditworth iness. By focusing on this segment of the market, we have been able to add incrementally to our yields in an era of declining spreads.

Q. Has the intermediate sector of the muni market performed in line with expectations?

A. Yes. While the intermediate municipal market has declined with the rate increases, it has characteristically declined less than the Treasury market. The intermediate segment of the market was isolated from the decline somewhat by shorter maturities as well as by the fact that price changes in the municipal market are rarely as large as in the Treasury market - either on the upside or the downside. Once again, the intermediate bond market performed pretty much in line with expectations.

Q. Supply and demand has long been a major factor in the municipal market. Has that been the case in the past year?

A. Issuance wasn't much of a factor in the municipal market in the past year. New issuance in 1996 exceeded the levels of 1995, but not to the extent that there was a glut. In addition to refundings that removed bonds from the market in recent years, investor demand from individuals, mutual funds and insurance companies was more than sufficient to meet new supply.

Q. Bill, as you look ahead to the rest of 1997, what is your view of the municipal market?

A. I remain generally constructive on the outlook for municipal bonds. While the economy has registered steady growth, inflation has been modest. Continuing increases in productivity and global competition are helping to keep inflation in check. Having said that, the Federal Reserve has been a staunch inflation-fighter and, therefore, we can't rule out the possibility of additional Fed rate hikes. That would be a potential hurdle over the short-term. But it's important to remember that Federal tax rates remain fairly onerous and municipal bonds are among the few ways for investors to reduce their tax bills.

     For the conservative investor, a major investment goal may be tax-free income with lower volatility, the mandate of the Limited Municipals Portfolios. While past performance is no guarantee of future results, the intermediate sector has historically managed a good percentage of the yield of long-term bonds, with roughly half of their volatility. I believe intermediate municipals continue to merit consideration from conservative, income-oriented investors.

                                  [boxed text]
Included in the pages that follow are performance charts that compare your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers 7-year Municipal Bond Index. Total returns for the Fund include the effect of the 1% contingent deferred sales charge incurred by shareholders redeeming within the first year. The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The dotted line represents the performance of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio is comprised principally of bonds solely from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

EV Classic Florida Limited Maturity Municipals Fund

Your investment at work       [caduceus graphic]
Escambia County FL
Health Facilities Authority
Baptist Hospital, Inc.

Baptist Hospital is a major tertiary care center located in Pensacola. The Hospital provides a wide range of inpatient and outpatient medical and surgical services. In addition, the hospital provides specialty services in the areas of obstetrics, behavioral medicine, psychiatry, substance abuse, diabetes, hemodialysis, oncology, cardiology, and urology. This issue is a good example of the Portfolio's efforts to find good value in non-rated or lower-rated investment grade bonds. Rated BBB+ by Standard & Poor's, a major bond rating agency, the bond carries an attractive 6% coupon.


Portfolio Overview

Based on market value as of March 31, 1997

[map of Florida graphic]

Number of issues..............................      40
Average quality...............................      AA
Investment grade..............................    98.3%
Effective maturity (years)....................   11.44
Largest sectors:
    General obligations.......................    17.0%
    Escrowed..................................    14.3
    Utilities.................................    13.4
    Insured - Hospital........................     9.5*
    Insured - Transportation..................     9.3*

* Private insurance does not remove the market risks that are associated with these investments.

The State of the State: Florida

Florida remains a major generator of jobs in the southeastern U.S. economy, utilizing its attractive climate and growing reputation as an entertainment center. The state's economy continued to post solid growth in the past year, with unemployment reaching a low of 5% in the final quarter of 1996, the lowest level since 1988. The service sectors have been especially strong, providing the bulk of new job creation. Meanwhile, the manufacturing sector remained weak, with the exception of some strength in the aircraft, electrical equipment, and appliances segments. Tourism remained a source of strength for the Florida economy. Theme park attendance in the Orlando area set new records, resulting in rising hotel occupancy rates and prompting plans for park expansions.

The influx of retirees to Florida continues, although population growth has subsided somewhat from the frantic pace set in the 1980s. In 1996, wage growth outpaced overall income growth in Florida, reversing a trend in a state where investment income of retirees has traditionally increased faster than wages. Separately, Florida has done a good job of expanding its tax base and can look forward to growing revenues from corporate, sales and use-tax revenues.


Comparison of Change in Value of a $10,000 Investment in EV Classic Florida Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index
From December 31, 1993, through March 31, 1997

[line chart]
            Date                Fund              LMBI
              12/31/93+      $10,000           $10,000
               1/31/94       $10,110           $10,106
               2/28/94        $9,904            $9,887
               3/31/94        $9,583            $9,623
               4/30/94        $9,660            $9,693
               5/31/94        $9,727            $9,741
               6/30/94        $9,691            $9,724
               7/31/94        $9,819            $9,861
               8/31/94        $9,826            $9,913
               9/30/94        $9,749            $9,818
              10/31/94        $9,643            $9,719
              11/30/94        $9,512            $9,577
              12/31/94        $9,647            $9,723
               1/31/95        $9,816            $9,905
               2/28/95        $9,994           $10,128
               3/31/95       $10,044           $10,233
               4/30/95       $10,057           $10,261
               5/31/95       $10,245           $10,534
               6/30/95       $10,234           $10,524
               7/31/95       $10,342           $10,658
               8/31/95       $10,426           $10,784
               9/30/95       $10,448           $10,825
              10/31/95       $10,534           $10,920
              11/30/95       $10,609           $11,040
              12/31/95       $10,663           $11,098
               1/31/96       $10,729           $11,206
               2/28/96       $10,653           $11,168
               3/31/96       $10,531           $11,059
               4/30/96       $10,498           $11,038
               5/31/96       $10,464           $11,022
               6/30/96       $10,522           $11,107
               7/31/96       $10,575           $11,198
               8/31/96       $10,575           $11,205
               9/30/96       $10,665           $11,306
              10/31/96       $10,719           $11,427
              11/30/96       $10,899           $11,618
              12/31/96       $10,821           $11,583
               1/31/97       $10,797           $11,625
               2/28/97       $10,868           $11,721
               3/31/97       $10,729           $11,569



AVERAGE ANNUAL           1         Life of        Value at
RETURNS                  Year      Fund*          3/31/97

With CDSC                0.9%      2.2%           $10,729
Without CDSC             1.9%      2.2%           $10,729

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 12/8/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Classic Massachusetts Limited Maturity Municipals Fund

Your investment at work       [mortarboard graphic]
Massachusetts Industrial
Finance Agency
Park School

The Park School is a coeducational, independent day school located in Brookline, with around 500 students enrolled in nursery school through ninth grade. Founded in 1886, Park has a long tradition of excellence in primary education and has earned a national reputation for its strong academics. Over the past five years, the school's median scores were ranked higher than 95% of all students nationally in both reading and math. Rated A/A- by Moody's and S&P, respectively, this bond repre-sents the ability of the Portfolio to find value in a lower-rated investment-grade bond.

Portfolio Overview

Based on market value as of March 31, 1997

[map of Massachusetts graphic]

Number of issues..............................      37
Average quality...............................      AA
Investment grade..............................    94.2%
Effective maturity (years)....................   11.51
Largest sectors:
    Insured housing...........................    17.3%*
    Insured general obligations...............    10.4*
    Hospitals.................................     9.8
    General obligations.......................     9.4
    Transportation............................     8.6

* Private insurance does not remove the market risks that are associated with these investments.

The State of the State: Massachusetts

The Massachusetts economy remained the pacesetter among the New England states in the past year. Job creation has been swift, with continued strength in financial services, biotechnology and selected areas of the technology sector. The February unemployment rate was 3.8%, significantly lower than the national rate of 5.3%. The Commonwealth realized a gain of 68,200 non-farm jobs in the past year, according to the Division of Employment and Training. The service sector continued to provide the bulk of new jobs, paced by retailing, wholesale, and the financial sector. While Massachusetts remains a leader in quality health care, major changes in the high technology and health care industries, both of which are part of the core of the Massachusetts economy, could have an impact on the Commonwealth's economy in coming years. However, it is expected that job gains will continue to materialize in the software, education and biotechnology sectors. Massachusetts' finances continue to be stable, though still burdened with relatively high debt levels. However, Massachusetts enjoys a rating of A1/A+, a major improvement from the Baa/BBB ratings of 1991.

Comparison of Change in Value of a $10,000 Investment in EV Classic Massachusetts Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index
From December 31, 1993, through March 31, 1997

[line chart]
               Date          Fund                LMBI
              12/31/93+      $10,000           $10,000
               1/31/94       $10,068           $10,106
               2/28/94        $9,892            $9,887
               3/31/94        $9,623            $9,623
               4/30/94        $9,691            $9,693
               5/31/94        $9,749            $9,741
               6/30/94        $9,724            $9,724
               7/31/94        $9,863            $9,861
               8/31/94        $9,890            $9,913
               9/30/94        $9,794            $9,818
              10/31/94        $9,689            $9,719
              11/30/94        $9,559            $9,577
              12/31/94        $9,695            $9,723
               1/31/95        $9,854            $9,905
               2/28/95       $10,033           $10,128
               3/31/95       $10,094           $10,233
               4/30/95       $10,097           $10,261
               5/31/95       $10,286           $10,534
               6/30/95       $10,244           $10,524
               7/31/95       $10,343           $10,658
               8/31/95       $10,438           $10,784
               9/30/95       $10,472           $10,825
              10/31/95       $10,559           $10,920
              11/30/95       $10,657           $11,040
              12/31/95       $10,711           $11,098
               1/31/96       $10,767           $11,206
               2/28/96       $10,724           $11,168
               3/31/96       $10,614           $11,059
               4/30/96       $10,560           $11,038
               5/31/96       $10,549           $11,022
               6/30/96       $10,608           $11,107
               7/31/96       $10,672           $11,198
               8/31/96       $10,673           $11,205
               9/30/96       $10,765           $11,306
              10/31/96       $10,853           $11,427
              11/30/96       $11,012           $11,618
              12/31/96       $10,934           $11,583
               1/31/97       $10,934           $11,625
               2/28/97       $11,028           $11,721
               3/31/97       $10,901           $11,569


AVERAGE ANNUAL           1         Life of        Value at
RETURNS                  Year      Fund*          3/31/97

With CDSC                1.7%      2.7%           $10,901
Without CDSC             2.7%      2.7%           $10,901

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 12/9/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Classic New York Limited Maturity Municipals Fund

Your Investment at Work       [caduceus graphic]
Glen Cove, NY Industrial
Development Authority
The Regency at Glen Cove

These bonds were issued in 1992 to finance the construction of an Adult Home for elderly residents who require assistance with daily living activities and other rehabilitation care. Licensed by the New York Department of Social Services, the project consists of 96 living units, dining facilities, a library, visiting rooms, games rooms, administrative offices, and examination rooms for visiting physicians. Communities are turning increasingly to facilities such as the Regency for living care alternatives for our aging populations. The non-rated bonds carry a very attractive 9.5% coupon.

Portfolio Overview

Based on market value as of March 31, 1997

[map of New York state graphic]

Number of issues................................      41
Average quality.................................     AA-
Investment grade................................    97.8%
Effective maturity (years)......................   11.81
Largest sectors:
    Transportation..............................    23.8%
    Lease revenue/Certificate of participation..    14.4
    Insured transportation......................     9.5*
    Insured hospital............................     9.5*
    Housing.....................................     6.7

* Private insurance does not remove the market risks that are associated with these investments.


The State of the State: New York

The New York economy remains in a slow-growth mode, although there have been encouraging signs of strength in some sectors. The Wall Street boom that produced record profits in 1996, continued into 1997 and led to employment growth in financial services. The state real estate market continued to firm, with construction of multi-family homes leading the way. Commercial construction has also strengthened, with the office market seeing a gradual decline in vacancy rates. For example, major projects underway in New York City include a new terminal at Kennedy International Airport, a new state-of-the-art commodity trading center, three major entertainment complexes, three new hotels, and a number of new retail complexes. On the fiscal front, the state is expected to end fiscal 1997 with a surplus, the result of higher-than-expected tax revenues and successful efforts to restrain spending. Tax revenue growth exceeded expectations due largely to capital gains from the rising stock market and from bonus payments within the financial services industry. The effect of tax reductions could significantly reduce state revenues. Continued cost controls will likely be necessary to maintain an operating budget balance.

Comparison of Change in Value of a $10,000 Investment in EV Classic New York Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index
From December 31, 1993, through March 31, 1997

[line chart]
               Date          Fund                LMBI
              12/31/93+      $10,000           $10,000
               1/31/94       $10,100           $10,106
               2/28/94        $9,903            $9,887
               3/31/94        $9,612            $9,623
               4/30/94        $9,679            $9,693
               5/31/94        $9,746            $9,741
               6/30/94        $9,710            $9,724
               7/31/94        $9,828            $9,861
               8/31/94        $9,845            $9,913
               9/30/94        $9,737            $9,818
              10/31/94        $9,631            $9,719
              11/30/94        $9,458            $9,577
              12/31/94        $9,604            $9,723
               1/31/95        $9,773            $9,905
               2/28/95        $9,972           $10,128
               3/31/95       $10,022           $10,233
               4/30/95       $10,035           $10,261
               5/31/95       $10,223           $10,534
               6/30/95       $10,191           $10,524
               7/31/95       $10,299           $10,658
               8/31/95       $10,383           $10,784
               9/30/95       $10,416           $10,825
              10/31/95       $10,503           $10,920
              11/30/95       $10,610           $11,040
              12/31/95       $10,664           $11,098
               1/31/96       $10,729           $11,206
               2/28/96       $10,664           $11,168
               3/31/96       $10,542           $11,059
               4/30/96       $10,510           $11,038
               5/31/96       $10,487           $11,022
               6/30/96       $10,545           $11,107
               7/31/96       $10,608           $11,198
               8/31/96       $10,586           $11,205
               9/30/96       $10,699           $11,306
              10/31/96       $10,775           $11,427
              11/30/96       $10,955           $11,618
              12/31/96       $10,888           $11,583
               1/31/97       $10,865           $11,625
               2/28/97       $10,947           $11,721
               3/31/97       $10,842           $11,569


AVERAGE ANNUAL           1         Life of        Value at
RETURNS                  Year      Fund*          3/31/97

With CDSC                1.8%      2.5%           $10,842
Without CDSC             2.8%      2.5%           $10,842

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 12/8/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Classic Pennsylvania Limited Maturity Municipals Fund

Your investment at work            [factory buildings graphic]
Erie County PA
Industrial Development Authority
International Paper Company

International Paper is one of the world's largest producers of paper products, including writing and printing paper, paperboard and packaging, pulp, and wood products. The company maintains facilities in the U.S., Canada, Europe, Asia, and Latin America. These bonds were used to finance the acquisition and construction costs of a sewage treatment facility at the Company's Erie Mill plant. They are an excellent example of municipal bonds once again being used to finance much needed public projects, while also encouraging private investment in job-producing enterprises.

Portfolio Overview

Based on market value as of March 31, 1997

[map of Pennsylvania graphic]

Number of issues...............................      51
Average quality................................     AA-
Investment grade...............................    92.6%
Effective maturity (years).....................    9.50
Largest sectors:
    Hospitals..................................    30.1%
    Escrowed...................................    15.3
    Insured hospitals..........................     8.0*
    Insured general obligations................     7.2*
    Transportation ............................     7.1

* Private insurance does not remove the market risks that are associated with these investments.

The State of the State: Pennsylvania

The Pennsylvania economy continued to make progress in 1996 and early 1997 as the Commonwealth's employment grew significantly. The February unemployment rate was 4.9%, a marked improvement from 5.9% in the previous year, and below the national rate for the first time in five years. Services, retailing, and the financial sector each experienced strong job growth, while mining, manufacturing, and health care continued to suffer losses. Mining has been in a long-term decline, although the job losses in 199 6 were relatively small compared to the previous year. The manufacturing decline was also less severe than in 1995, with durable goods remaining weak due to a national softening in electrical machinery demand. Non-durables, such as paper and apparel, showed some signs of a comeback. Meanwhile, the Commonwealth's large health care industry continued its consolidation in response to an increasingly competitive climate. By curtailing spending and utilizing better financial management, Pennsylvania has made its capital needs significantly more manageable and put itself in a better position to handle future economic and fiscal challenges.

Comparison of Change in Value of a $10,000 Investment in EV Classic Pennsylvania Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index
From December 31, 1993, through March 31, 1997

[line chart]
         Date                Fund                LMBI
        12/31/93+            $10,000           $10,000
         1/31/94             $10,111           $10,106
         2/28/94              $9,925            $9,887
         3/31/94              $9,625            $9,623
         4/30/94              $9,703            $9,693
         5/31/94              $9,761            $9,741
         6/30/94              $9,736            $9,724
         7/31/94              $9,854            $9,861
         8/31/94              $9,872            $9,913
         9/30/94              $9,776            $9,818
        10/31/94              $9,681            $9,719
        11/30/94              $9,540            $9,577
        12/31/94              $9,686            $9,723
         1/31/95              $9,846            $9,905
         2/28/95             $10,035           $10,128
         3/31/95             $10,086           $10,233
         4/30/95             $10,100           $10,261
         5/31/95             $10,288           $10,534
         6/30/95             $10,247           $10,524
         7/31/95             $10,335           $10,658
         8/31/95             $10,420           $10,784
         9/30/95             $10,453           $10,825
        10/31/95             $10,541           $10,920
        11/30/95             $10,638           $11,040
        12/31/95             $10,693           $11,098
         1/31/96             $10,759           $11,206
         2/28/96             $10,695           $11,168
         3/31/96             $10,595           $11,059
         4/30/96             $10,530           $11,038
         5/31/96             $10,508           $11,022
         6/30/96             $10,567           $11,107
         7/31/96             $10,632           $11,198
         8/31/96             $10,643           $11,205
         9/30/96             $10,746           $11,306
        10/31/96             $10,812           $11,427
        11/30/96             $10,971           $11,618
        12/31/96             $10,927           $11,583
         1/31/97             $10,950           $11,625
         2/28/97             $11,033           $11,721
         3/31/97             $10,905           $11,569


AVERAGE ANNUAL           1         Life of        Value at
RETURNS                  Year      Fund*          3/31/97

With CDSC                1.9%      2.7%           $10,905
Without CDSC             2.9%      2.7%           $10,905

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 12/8/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

                  EV Classic Limited Maturity Municipals Funds
                              Financial Statements

                      Statements of Assets and Liabilities

--------------------------------------------------------------------------------

                                 March 31, 1997
--------------------------------------------------------------------------------

                                                             Classic          Classic           Classic         Classic
                                                             Florida        Massachusetts      New York        Pennsylvania
                                                           Limited Fund     Limited Fund      Limited Fund     Limited Fund
                                                           --------------   ---------------   --------------   -------------
Assets:
 Investment --
  Identified cost                                          $ 5,829,785       $4,588,904        $2,983,096      $5,748,389
  Unrealized appreciation (depreciation)                       (47,954)          13,238             1,809         (25,429)
                                                           ------------      -----------       -----------     -----------
 Total investment in Portfolio, at value (Note 1A)         $ 5,781,831       $4,602,142        $2,984,905      $5,722,960
 Receivable from the Administrator (Note 4)                      7,111           13,863            13,587           7,751
 Deferred organization expenses (Note 1D)                        3,862            3,704             3,439           3,388
                                                           ------------      -----------       -----------     -----------
    Total assets                                           $ 5,792,804       $4,619,709        $3,001,931      $5,734,099
                                                           ------------      -----------       -----------     -----------
Liabilities:
 Distributions payable                                     $     4,225       $    3,386        $    2,168      $    4,202
 Payable for Fund shares redeemed                                   --               --            11,129          44,439
 Payable to affiliate for Trustees' fees
  (Note 4)                                                          41               --                --              41
 Accrued expenses                                                1,825            1,485             1,315           1,902
                                                           ------------      -----------       -----------     -----------
    Total liabilities                                      $     6,091       $    4,871        $   14,612      $   50,584
                                                           ------------      -----------       -----------     -----------
Net Assets                                                 $ 5,786,713       $4,614,838        $2,987,319      $5,683,515
                                                           ============      ===========       ===========     ===========
Sources of Net Assets:
 Paid-in capital                                           $ 6,956,999       $4,814,316        $3,275,874      $6,250,875
 Accumulated net realized loss on investments
  and financial futures contracts
  (computed on basis of identified cost)                    (1,127,344)        (214,643)         (291,209)       (547,322)
 Accumulated undistributed net investment
  income                                                         5,012            1,927               845           5,391
 Net unrealized appreciation (depreciation) of
  investments and financial futures contracts
  (computed on the basis of identified cost)                   (47,954)          13,238             1,809         (25,429)
                                                           ------------      -----------       -----------     -----------
    Total                                                  $ 5,786,713       $4,614,838        $2,987,319      $5,683,515
                                                           ============      ===========       ===========     ===========
Shares of Beneficial Interest Outstanding                      613,183          481,991           313,602         594,088
                                                           ============      ===========       ===========     ===========
Net Asset Value, Offering and
 Redemption Price Per Share (Note 6)
 (net assets [divided by] shares of beneficial interest
 outstanding)                                                $ 9.44            $ 9.57           $ 9.53           $ 9.57
                                                             ==========         ========         =========       =========



                       See notes to financial statements

                            Statements of Operations

--------------------------------------------------------------------------------
                           Year Ended March 31, 1997
--------------------------------------------------------------------------------

                                                           Classic          Classic           Classic         Classic
                                                           Florida        Massachusetts      New York        Pennsylvania
                                                         Limited Fund     Limited Fund      Limited Fund     Limited Fund
                                                         --------------   ---------------   --------------   -------------
Investment Income (Note 1B):
 Interest income allocated from Portfolio                  $   375,908       $  264,928        $  206,641      $  369,256
 Expenses allocated from Portfolio                             (39,018)         (27,568)          (21,303)        (37,897)
                                                            -----------        ----------        ----------     ----------
  Net investment income from Portfolio                     $   336,890       $  237,360        $  185,338      $  331,359
                                                            -----------        ----------        ----------     ----------
 Expenses --
  Compensation of Trustees not members of the
   Administrator's organization (Note 4)                   $       164       $       41        $       --      $      164
  Distribution fees (Note 5)                                    61,778           42,974            34,271          58,267
  Transfer and dividend disbursing agent fees                    5,263            3,495             2,987           5,143
  Printing and postage                                           5,850            5,730             4,810           5,989
  Legal and accounting services                                  5,986            5,535             7,274           9,592
  Custodian fee                                                  3,000            2,759             2,999           2,966
  Registration fees                                                167            1,000                --              --
  Amortization of organization expenses
   (Note 1D)                                                        33            2,224             2,049           2,019
  Miscellaneous                                                  1,119            1,425             1,175           1,547
                                                            -----------        ----------        ----------     ----------
   Total expenses                                          $    83,360       $   65,183        $   55,565      $   85,687
 Deduct --
   Allocation of expenses to the
    Administrator (Note 4)                                       7,111           13,863            13,587           7,751
                                                            -----------        ----------        ----------     ----------
    Net expenses                                           $    76,249       $   51,320        $   41,978      $   77,936
                                                            -----------        ----------        ----------     ----------
     Net investment income                                 $   260,641       $  186,040        $  143,360      $  253,423
                                                            -----------        ----------        ----------     ----------
Realized and Unrealized Gain (Loss) from Portfolio:
 Net realized loss --
  Investment transactions (identified cost basis)          $   (95,699)      $  (31,998)       $  (37,171)     $  (45,596)
  Financial futures contracts                                  (49,273)         (24,903)          (22,575)        (40,686)
                                                            -----------        ----------        ----------     ----------
    Net realized loss                                      $  (144,972)      $  (56,901)       $  (59,746)     $  (86,282)
                                                            -----------        ----------        ----------     ----------
  Change in unrealized appreciation (depreciation) --
   Investment transactions                                 $     7,183       $  (11,781)       $   16,595      $   17,127
   Financial futures contracts                                  12,811           11,837            11,051              --
                                                            -----------        ----------        ----------     ----------
      Net change in unrealized appreciation                $    19,994       $       56        $   27,646      $   17,127
                                                            -----------        ----------        ----------     ----------
       Net realized and unrealized loss                    $  (124,978)      $  (56,845)       $  (32,100)     $  (69,155)
                                                            -----------        ----------        ----------     ----------
        Net increase in net assets from
         operations                                        $   135,663       $  129,195        $  111,260      $  184,268
                                                            ===========        ==========        ==========     ==========



                       See notes to financial statements

                      Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                           Year Ended March 31, 1997
--------------------------------------------------------------------------------

                                                               Classic        Classic         Classic         Classic
                                                               Florida     Massachusetts     New York      Pennsylvania
                                                            Limited Fund    Limited Fund   Limited Fund    Limited Fund
                                                            -------------- --------------- -------------- ----------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                                      $    260,641     $   186,040   $    143,360    $     253,423
  Net realized loss                                              (144,972)        (56,901)       (59,746)         (86,282)
  Change in unrealized appreciation                                19,994              56         27,646           17,127
                                                             -------------      ----------  -------------    -------------
   Net increase in net assets from operations                $    135,663     $   129,195   $    111,260    $     184,268
                                                             -------------      ----------  -------------    -------------
 Distributions to shareholders (Note 2) --
  From net investment income                                 $   (256,923)    $  (181,633)  $   (142,062)   $    (247,481)
                                                             -------------      ----------  -------------    -------------
 Transactions in shares of beneficial interest (Note 3) --
  Proceeds from sale of shares                               $    344,966     $   389,285   $  1,372,700    $     806,219
  Net asset value of shares issued to shareholders in
   payment of distributions declared                              169,201         160,523        109,805          188,466
  Cost of shares redeemed                                      (2,904,733)       (935,519)    (2,528,853)      (2,728,664)
                                                             -------------      ----------  -------------    -------------
   Net decrease in net assets from Fund share
    transactions                                             $ (2,390,566)    $  (385,711)  $ (1,046,348)   $  (1,733,979)
                                                             -------------      ----------  -------------    -------------
    Net decrease in net assets                               $ (2,511,826)    $  (438,149)  $ (1,077,150)   $  (1,797,192)
Net Assets:
 At beginning of year                                           8,298,539       5,052,987      4,064,469        7,480,707
                                                             -------------      ----------  -------------    -------------
 At end of year                                              $  5,786,713     $ 4,614,838   $  2,987,319    $   5,683,515
                                                             =============      ==========  =============    =============
Accumulated undistributed net investment
 income included in net assets at end of year                $      5,012     $     1,927   $        845    $       5,391
                                                             =============      ==========  =============    =============



                       See notes to financial statements

                      Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                           Year Ended March 31, 1996
--------------------------------------------------------------------------------

                                                               Classic        Classic         Classic         Classic
                                                               Florida     Massachusetts     New York      Pennsylvania
                                                            Limited Fund    Limited Fund   Limited Fund    Limited Fund
                                                            -------------- --------------- -------------- ----------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                                      $    351,941    $    208,852   $    189,058    $     314,689
  Net realized loss                                              (173,188)        (33,260)       (50,391)        (136,499)
  Change in unrealized appreciation                               310,510         105,044        140,734          239,926
                                                             -------------    ------------  -------------    -------------
   Net increase in net assets from operations                $    489,263    $    280,636   $    279,401    $     418,116
                                                             -------------    ------------  -------------    -------------
 Distributions to shareholders (Note 2) --
  From net investment income                                 $   (351,329)   $   (207,640)  $   (188,378)   $    (309,256)
                                                             -------------    ------------  -------------    -------------
 Transactions in shares of beneficial interest (Note 3) --
  Proceeds from sale of shares                               $  1,113,184    $    901,869   $    535,978    $   1,234,275
  Net asset value of shares issued to shareholders in
   payment of distributions declared                              230,154         165,278        165,662          249,490
  Cost of shares redeemed                                      (6,954,195)     (1,465,165)    (2,770,705)      (3,864,821)
                                                             -------------    ------------  -------------    -------------
   Net decrease in net assets from Fund share
    transactions                                             $ (5,610,857)   $   (398,018)  $ (2,069,065)   $  (2,381,056)
                                                             -------------    ------------  -------------    -------------
    Net decrease in net assets                               $ (5,472,923)   $   (325,022)  $ (1,978,042)   $  (2,272,196)
Net Assets:
 At beginning of year                                          13,771,462       5,378,009      6,042,511        9,752,903
                                                             -------------    ------------  -------------    -------------
 At end of year                                              $  8,298,539    $  5,052,987   $  4,064,469    $   7,480,707
                                                             =============    ============  =============    =============
Accumulated undistributed (distributions in
 excess of) net investment income included in
 net assets at end of year                                   $      1,294    $     (2,480)  $       (453)   $        (551)
                                                             =============    ============  =============    =============



                       See notes to financial statements

                              Financial Highlights

 ---------------------------------------------------------------------------

                                                                Classic Florida Limited
                                                  ----------------------------------------------------
                                                                 Year Ended March 31,
                                                  ----------------------------------------------------
                                                     1997        1996         1995         1994*
                                                  ----------- ------------ ------------ -------------
Net asset value, beginning of year                 $   9.620   $   9.520    $   9.480     $  10.000
                                                     --------    ---------    ---------     ---------
Income (loss) from operations:
 Net investment income                             $   0.364   $   0.359    $   0.353     $   0.103
 Net realized and unrealized gain (loss)
  on investments                                      (0.187)      0.100        0.088        (0.495)
                                                     --------    ---------    ---------     ---------
  Total income (loss) from
   operations                                      $   0.177   $   0.459    $   0.441     $  (0.392)
                                                     --------    ---------    ---------     ---------
Less distributions:
 From net investment income                        $  (0.357)  $  (0.359)   $  (0.353)    $  (0.103)
 In excess of net investment income                       --          --       (0.048)       (0.025)
                                                     --------    ---------    ---------     ---------
  Total distributions                              $  (0.357)  $  (0.359)   $  (0.401)    $  (0.128)
                                                     --------    ---------    ---------     ---------
Net asset value, end of year                       $   9.440   $   9.620    $   9.520     $   9.480
                                                     ========    =========    =========     =========
Total Return (1)                                       1.88 %      4.84 %       4.81 %       (4.07 %)
Ratios/Supplemental Data+:
 Net assets, end of year
  (000 omitted)                                    $   5,787   $   8,299    $  13,771     $  22,535
 Ratio of net expenses to average daily
  net assets (2)(3)                                    1.70 %      1.58 %       1.50 %        1.39 %+
 Ratio of net expenses to average daily
  net assets, after custodian fee reduction (2)        1.68 %      1.56 %          --            --
 Ratio of net investment income to
  average daily net assets                             3.80 %      3.75 %       3.81 %        3.25 %+
+ The operating expenses of the Funds and the Portfolios may reflect a reductio of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
 Expenses (2)(3)                                       1.80 %      1.78 %       1.71 %        1.65 %+
 Expenses after custodian fee reduction (2)            1.78 %      1.76 %          --            --
 Net investment income                                 3.70 %      3.55 %       3.60 %        2.99 %+
Net investment income per share                    $   0.354   $   0.340    $   0.334     $   0.095
                                                     ========    =========    =========     ==========



                                                             Classic Massachusetts Limited
                                                  ----------------------------------------------------
                                                                 Year Ended March 31,
                                                  ----------------------------------------------------
                                                     1997        1996          1995         1994**
                                                  ----------- ------------  ------------ -------------
Net asset value, beginning of year                 $   9.680   $   9.560    $   9.520     $  10.000
                                                     --------    ---------    ---------     --------
Income (loss) from operations:
 Net investment income                             $   0.376   $   0.370    $   0.359     $   0.107
 Net realized and unrealized gain (loss)
  on investments                                      (0.119)      0.118        0.092        (0.451)
                                                     --------    ---------    ---------     ---------
  Total income (loss) from
   operations                                      $   0.257   $   0.488    $   0.451     $  (0.344)
                                                     --------    ---------    ---------     ---------
Less distributions:
 From net investment income                        $  (0.367)  $  (0.368)   $  (0.359)    $  (0.107)
 In excess of net investment income                       --          --       (0.052)       (0.029)
                                                     --------    ---------    ---------     ---------
  Total distributions                              $  (0.367)  $  (0.368)   $  (0.411)    $  (0.136)
                                                     --------    ---------    ---------     ---------
Net asset value, end of year                       $   9.570   $   9.680    $   9.560     $   9.520
                                                     ========    =========    =========     =========
Total Return (1)                                       2.70 %      5.16 %       4.90 %       (3.67 %)
Ratios/Supplemental Data+:
 Net assets, end of year
  (000 omitted)                                    $   4,615   $   5,053    $   5,378     $   4,967
 Ratio of net expenses to average daily
  net assets (2)(3)                                    1.67 %      1.47 %       1.63 %        1.49 %+
 Ratio of net expenses to average daily
  net assets, after custodian fee reduction (2)        1.65 %      1.46 %          --            --
 Ratio of net investment income to
  average daily net assets                             3.90 %      3.80 %       3.82 %        3.12 %+
+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily
net assets):
 Expenses (2)(3)                                       1.96 %      1.92 %       2.00 %        2.38 %+
 Expenses after custodian fee reduction (2)            1.94 %      1.91 %          --            --
 Net investment income                                 3.61 %      3.35 %       3.45 %        2.23 %+
Net investment income per share                    $   0.348   $   0.326    $   0.324     $   0.077
                                                     ========    =========    =========     ==========

  + Annualized.
  * For the period from the start of business, December 8, 1993, to March 31, 1994.
 ** For the period from the start of business, December 9, 1993, to March 31,
    1994.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the years ended March 31, 1996 and thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

                              Financial Highlights

 ---------------------------------------------------------------------------

                                                               Classic New York Limited
                                                  ----------------------------------------------------
                                                                 Year Ended March 31,
                                                  ----------------------------------------------------
                                                     1997        1996         1995         1994*
                                                  ----------- ------------ ------------ -------------
Net asset value, beginning of year                 $   9.620   $   9.490     $   9.500    $  10.000
                                                     --------    ---------    ---------     ---------
Income (loss) from operations:
 Net investment income                             $   0.362   $   0.359     $   0.354    $   0.100
 Net realized and unrealized gain (loss)
  on investments                                      (0.094)      0.130         0.037++     (0.473)
                                                     --------    ---------    ---------     ---------
  Total income (loss) from operations              $   0.268   $   0.489     $   0.391    $  (0.373)
                                                     --------    ---------    ---------     ---------
Less distributions:
 From net investment income                        $  (0.358)  $  (0.359)    $  (0.354)   $  (0.100)
 In excess of net investment income                       --          --        (0.047)      (0.027)
                                                     --------    ---------    ---------     ---------
  Total distributions                              $  (0.358)  $  (0.359)    $  (0.401)   $  (0.127)
                                                     --------    ---------    ---------     ---------
Net asset value, end of year                       $   9.530   $   9.620     $   9.490    $   9.500
                                                     ========    =========    =========     =========
Total Return (1)                                       2.84 %      5.19 %        4.26 %      (3.88 %)
Ratios/Supplemental Data+:
 Net assets, end of year (000 omitted)             $   2,987   $   4,064     $   6,043    $   6,325
 Ratio of net expenses to average daily
  net assets (2)(3)                                    1.68 %      1.48 %        1.52 %       1.61 %+
 Ratio of net expenses to average daily
  net assets, after custodian fee reduction (2)        1.66 %      1.46 %           --           --
 Ratio of net investment income to
  average daily net assets                             3.77 %      3.75 %        3.76 %       3.17 %+
+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily
net assets):
 Expenses (2)(3)                                       2.04 %      1.90 %        1.90 %       2.17 %+
 Expenses after custodian fee reduction (2)            2.02 %      1.88 %           --           --
 Net investment income                                 3.41 %      3.33 %        3.38 %       2.61 %+
Net investment income per share                    $   0.327   $   0.319     $   0.318    $   0.082
                                                     ========    =========    =========     ==========



                                                             Classic Pennsylvania Limited
                                                  ----------------------------------------------------
                                                                 Year Ended March 31,
                                                  ----------------------------------------------------
                                                     1997        1996         1995         1994*
                                                  ----------- ------------ ------------ -------------
Net asset value, beginning of year                 $   9.660    $   9.550   $   9.520     $  10.000
                                                     --------    ---------    ---------     --------
Income (loss) from operations:
 Net investment income                             $   0.377    $   0.373   $   0.359     $   0.103
 Net realized and unrealized gain (loss)
  on investments                                      (0.100)       0.105++     0.082        (0.453)
                                                     --------    ---------    ---------     ---------
  Total income (loss) from operations              $   0.277    $   0.478   $   0.441     $  (0.350)
                                                     --------    ---------    ---------     ---------
Less distributions:
 From net investment income                        $  (0.367)   $  (0.368)  $  (0.359)    $  (0.103)
 In excess of net investment income                       --           --      (0.052)       (0.027)
                                                     --------    ---------    ---------     ---------
  Total distributions                              $  (0.367)   $  (0.368)  $  (0.411)    $  (0.130)
                                                     --------    ---------    ---------     ---------
Net asset value, end of year                       $   9.570    $   9.660   $   9.550     $   9.520
                                                     ========    =========    =========     =========
Total Return (1)                                       2.93 %       5.05 %      4.79 %       (3.65 %)
Ratios/Supplemental Data+:
 Net assets, end of year (000 omitted)             $   5,684    $   7,481   $   9,753     $  14,022
 Ratio of net expenses to average daily
  net assets (2)(3)                                    1.81 %       1.53 %      1.47 %        1.38 %+
 Ratio of net expenses to average daily
  net assets, after custodian fee reduction (2)        1.79 %       1.51 %         --            --
 Ratio of net investment income to
  average daily net assets                             3.92 %       3.87 %      3.83 %        3.29 %+
+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
 Expenses (2)(3)                                       1.93 %       1.85 %      1.84 %        1.82 %+
 Expenses after custodian fee reduction (2)            1.91 %       1.83 %         --            --
 Net investment income                                 3.80 %       3.55 %      3.46 %        2.85 %+
Net investment income per share                    $   0.365    $   0.342   $   0.324     $   0.089
                                                     ========    =========    =========     ==========


  + Annualized.
 ++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
  * For the period from the start of business, December 8, 1993, to March 31, 1994.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the years ended March 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

 ---------------------------------------------------------------------------

                         Notes to Financial Statements

(1) Significant Accounting Policies

Eaton Vance Investment Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Trust presently consists of twenty-three Funds, four of which are included in these financial statements. They include EV Classic Florida Limited Maturity Municipals Fund ("Classic Florida Limited Fund"), EV Classic Massachusetts Limited Maturity Municipals Fund ("Classic Massachusetts Limited Fund"), EV Classic New York Limited Maturity Municipals Fund ("Classic New York Limited Fund"), and EV Classic Pennsylvania Limited Maturity Municipals Fund ("Classic Pennsylvania Limited Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Classic Florida Limited Fund invests its assets in the Florida Limited Maturity Municipals Portfolio, the Classic Massachusetts Limited Fund invests its assets in the Massachusetts Limited Maturity Municipals Portfolio, the Classic New York Limited Fund invests its assets in the New York Limited Maturity Municipals Portfolio, and the Classic Pennsylvania Limited Fund invests its assets in the Pennsylvania Limited Maturity Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (6.2%, 6.6%, 3.0%, and 8.4% at March 31, 1997 for the Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic New York Limited Fund, and Classic Pennsylvania Limited Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Income - Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with generally accepted accounting principles.

C. Federal Taxes - Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1997, the Funds, for federal income tax purposes had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

               Fund                   Amount      Expires
------------------------------------ --------- ---------------
Classic Florida Limited Fund          $47,151  March 31, 2005
                                      560,185  March 31, 2004
                                      175,896  March 31, 2003
Classic Massachusetts Limited Fund     30,086  March 31, 2005
                                       98,981  March 31, 2004
                                       35,341  March 31, 2003
                                           58  March 31, 2002
Classic New York Limited Fund          20,866  March 31, 2005
                                      151,250  March 31, 2004
                                       42,307  March 31, 2003
                                          195  March 31, 2002
Classic Pennsylvania Limited Fund      25,743  March 31, 2005
                                      270,831  March 31, 2004
                                       83,019  March 31, 2003
                                          563  March 31, 2002


Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

D. Deferred Organization Expenses - Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years beginning on the date each Fund commenced operations.

E. Other - Investment transactions are accounted for on a trade date basis.

F. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant

 ---------------------------------------------------------------------------
to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses on the statement of operations.

(2) Distributions to Shareholders

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

---------------------------------------------------------------------------

(3) Shares of Beneficial Interest

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               Classic Florida Limited Fund       Classic Massachusetts
                                               -----------------------------              Limited
                                                                                           Fund
                                                                               ----------------------------
                                                   Year Ended March 31,            Year Ended March 31,
                                               -----------------------------   ----------------------------
                                                  1997            1996           1997            1996
                                               -------------   -------------   ------------   -------------
Sales                                                35,995         114,215         40,444          92,646
Issued to shareholders electing to receive
 payments of distributions in Fund shares            17,701          23,721         16,648          16,994
Redemptions                                        (303,371)       (721,127)       (97,183)       (150,290)
                                                 ----------      ----------      ---------      ----------
 Net Decrease                                      (249,675)       (583,191)       (40,091)        (40,650)
                                                 ==========      ==========      =========      ==========


                                               Classic New York Limited Fund   Classic Pennsylvania Limited
                                               -----------------------------               Fund
                                                                               -----------------------------
                                                   Year Ended March 31,            Year Ended March 31,
                                               -----------------------------   -----------------------------
                                                  1997            1996            1997            1996
                                               -------------   -------------   -------------   -------------
Sales                                               142,963          55,514          84,241         126,168
Issued to shareholders electing to receive
 payments of distributions in Fund shares            11,452          17,130          19,601          25,698
Redemptions                                        (263,184)       (286,755)       (284,505)       (398,779)
                                                 ----------      ----------      ----------      ----------
 Net Decrease                                      (108,769)       (214,111)       (180,663)       (246,913)
                                                 ==========      ==========      ==========      ==========

---------------------------------------------------------------------------


(4) Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds, $7,111, $13,863, $13,587, and $7,751, of expenses related to the operation of the Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic New York Limited Fund, and Classic Pennsylvania Limited Fund, respectively, were allocated to EVM. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment advisor fee earned by BMR. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations. (Note 5)

---------------------------------------------------------------------------


(5) Distribution Plan

Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Fund's daily net assets, for providing ongoing distribution services and facilities to the respective Fund.

 ---------------------------------------------------------------------------

(5) Distribution Plan (continued)

A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the year ended March 31, 1997, Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic New York Limited Fund and Classic Pennsylvania Limited Fund, paid or accrued $51,482, $35,812, $28,559 and $48,556, respectively, to or payable to EVD, representing 0.75% of average daily net assets. At March 31, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic New York Limited Fund and Classic Pennsylvania Limited Fund were approximately $3,383,200, $718,700, $876,900, and $1,625,500, respectively.

In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% per annum of each Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the year ended March 31, 1997, Classic Florida Limited Fund, Classic Massachusetts Limited Fund, Classic New York Limited Fund and Classic Pennsylvania Limited Fund paid or accrued service fees to or payable to EVD in the amount of $10,296, $7,162, $5,712, and $9,711, respectively. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and authorized firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Certain officers and Trustees of the Fund are officers or directors of EVD.


---------------------------------------------------------------------------

(6) Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plans. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Funds. For the year ended, March 31, 1997, EVD received $3,250, $436, and $6,098, respectively, of CDSC paid by shareholders of Classic Florida Limited Fund, Classic Massachusetts Limited Fund, and Classic Pennsylvania Limited Fund. No CDSC was paid to EVD by shareholders of Classic New York Limited Fund.

---------------------------------------------------------------------------

(7) Investment Transactions

Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended March 31, 1997, were as follows:

                Classic          Classic           Classic         Classic
                Florida        Massachusetts      New York        Pennsylvania
              Limited Fund     Limited Fund      Limited Fund     Limited Fund
              --------------   ---------------   --------------   -------------
Increases         $ 424,813         $ 476,597       $1,417,423        $ 872,356
Decreases         3,143,467         1,084,622        2,627,669        2,866,969

                          Independent Auditors' Report

 ---------------------------------------------------------------------------


To the Trustees and Shareholders of Eaton Vance Investment Trust:

We have audited the accompanying statements of assets and liabilities of EV Classic Florida Limited Maturity Municipals Fund, EV Classic Massachusetts Limited Maturity Municipals Fund, EV Classic New York Limited Maturity Municipals Fund and EV Classic Pennsylvania Limited Maturity Municipals Fund (the Funds) (series of Eaton Vance Investment Trust) as of March 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1997 and 1996, and the financial highlights for each of the years in the four-year period ended March 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Investment Trust at March 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                       DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 2, 1997

                 Florida Limited Maturity Municipals Portfolio
                   Portfolio of Investments - March 31, 1997

  ---------------------------------------------------------------------------
                         Tax-Exempt Investments - 100%
  ---------------------------------------------------------------------------




Ratings (Unaudited)  Principal
-------------------     Amount
          Standard        (000
Moody's   & Poor's     omitted)  Security                                Value
--------- ---------- ----------- -------------------------------- -------------
                                 Escrowed - 14.3%
Aaa       AAA            $1,015  Dade County, FL,
                                 Educational Facilities
                                 Authority, (MBIA),
                                 Prerefunded to 10/1/01,
                                 7.00%, 10/1/08                    $ 1,124,955
Aaa       AAA             1,500  Dade County, FL, Local
                                 School District, (FGIC),
                                 Prerefunded to 8/1/01,
                                 6.00%, 8/1/06                       1,575,240
Aaa       AAA             1,500  Florida Department of
                                 Natural Resources,
                                 Preservation 2000, (MBIA),
                                 Prerefunded to 7/1/98,
                                 7.25%, 7/1/08                       1,587,945
Aaa       AAA             3,000  Jacksonville Electric
                                 Authority, Bulk Power
                                 Supply System, Prerefunded
                                 to 10/1/00, 6.75%, 10/1/16          3,247,260
Aaa       AAA             3,250  Orlando Utility Community
                                 Water & Electric,
                                 Prerefunded to 10/1/01,
                                 6.50%, 10/1/20                      3,538,243
Baa1      AAA             1,750  Puerto Rico Aqueduct &
                                 Sewer Authority, Prerefunded
                                 to 7/1/98, 7.875%, 7/1/17           1,868,142
                                                                   ------------
                                                                   $12,941,785
                                                                   ------------
                                 General Obligations - 17.0%
Aa2       AA             $4,000  Florida State Board of
                                 Education, 5.00%, 6/1/14          $ 3,705,960
Aa2       AA              5,000  Florida State Board of
                                 Education, 5.00%, 6/1/15            4,588,200
Aa2       AA              4,000  Florida State Board of
                                 Education, 5.55%, 6/1/11            4,014,160
Baa1      A               1,000  Puerto Rico Public Building
                                 Authority, 6.50%, 7/1/03            1,084,330
Baa1      A-              2,000  Puerto Rico Municipal
                                 Finance Agency, 5.50%,
                                 7/1/01                              2,040,760
                                                                   ------------
                                                                   $15,433,410
                                                                   ------------
                                 Hospitals - 2.9%
NR        BBB+           $1,250  Escambia County Health
                                 Facilities Authority, (Baptist
                                 Hospital, Inc., and Baptist
                                 Manor, Inc.), 6.00%,
                                 10/1/14                           $ 1,237,600
Baa1      NR                425  Jacksonville Health Facilities
                                 Authority, (National
                                 Benevolent Association-
                                 Cypress Village Project),
                                 6.00%, 12/1/98                        429,900
Ratings (Unaudited)  Principal
-------------------     Amount
          Standard        (000
Moody's   & Poor's     omitted)  Security                                Value
--------- ---------- ----------- -------------------------------- -------------
                                 Hospitals (continued)
Baa1      NR             $  450  Jacksonville Health Facilities
                                 Authority, (National
                                 Benevolent Association-
                                 Cypress Village Project),
                                 6.25%, 12/1/99                    $   457,223
Baa1      NR                480  Jacksonville Health Facilities
                                 Authority, (National
                                 Benevolent Association-
                                 Cypress Village Project),
                                 6.50%, 12/1/00                        489,797
                                                                   ------------
                                                                   $ 2,614,520
                                                                   ------------
                                 Housing - 2.2%
Baa       BBB            $2,000  Puerto Rico Housing Bank
                                 and Finance Agency, 5.10%,
                                 12/1/03                           $ 1,979,400
                                                                   ------------
                                 Industrial Development
                                 Revenue - 2.3%
B1        BB+            $2,000  Polk County, Florida,
                                 Industrial Development
                                 Authority, (IMC Fertilizer),
                                 (AMT), 7.525%, 1/1/15             $ 2,124,520
                                                                   ------------
                                 Insured Cogeneration - 2.2%
Aaa       AAA            $2,000  Dade County, Florida,
                                 Resource Recovery Facilities,
                                 (AMBAC), (AMT), 5.30%,
                                 10/1/07                           $ 1,975,320
                                                                   ------------
                                 Insured General Obligation - 5.9%
Aaa       AAA            $2,000  Dade County Local School
                                 District, (MBIA), 5.00%,
                                 2/15/15                           $ 1,821,240
Aaa       AAA             4,000  Manatee County, FL,
                                 (FGIC), 4.75%, 10/1/13              3,555,840
                                                                   ------------
                                                                   $ 5,377,080
                                                                   ------------
                                 Insured Hospital - 9.5%
Aaa       AAA            $4,000  Jacksonville Health Facilities
                                 Authority, (Baptist Medical
                                 Center Project), (MBIA),
                                 7.25%, 6/1/25 (1)                 $ 4,269,080
Aaa       AAA             3,500  Naples, Florida, Hospital
                                 District, (Naples Community
                                 Hospital) (MBIA), 5.50%,
                                 10/1/16                             3,368,470
Aaa       AAA             1,000  Orange County Health
                                 Facilities Authority,
                                 (Adventist Health System/
                                 Sunbelt Inc.) (CGIC), 5.50%,
                                 11/15/02                            1,031,100
                                                                   ------------
                                                                   $ 8,668,650
                                                                   ------------

  ---------------------------------------------------------------------------
                       Tax-Exempt Investments (continued)
  ---------------------------------------------------------------------------




Ratings (Unaudited)  Principal
-------------------     Amount
          Standard        (000
Moody's   & Poor's     omitted)  Security                              Value
--------- ---------- ----------- ------------------------------- ------------
                                 Insured Housing - 2.6%
Aaa       AAA            $1,240  Florida Housing Finance
                                 Agency, (Leigh Meadows
                                 Apartments), (AMBAC),
                                 5.85%, 9/1/10                    $ 1,246,076
Aaa       AAA             1,140  Florida Housing Finance
                                 Agency, (Stottert Arms
                                 Apartments), (AMBAC),
                                 5.90%, 9/1/10                      1,150,305
                                                                  ------------
                                                                  $ 2,396,381
                                                                  ------------
                                 Insured Industrial Development
                                 Revenue - 1.6%
Aaa       AAA            $1,500  Pinellas County, FL,
                                 Resource Recovery, (MBIA),
                                 5.125%, 10/1/04                  $ 1,500,465
                                                                  ------------
                                 Insured Miscellaneous - 1.8%
Aaa       AAA            $1,750  Hillsborough County Florida
                                 Capital Improvement,
                                 (MBIA), 5.00%, 7/1/13            $ 1,634,342
                                                                  ------------
                                 Insured Special Tax - 4.3%
Aaa       AAA            $4,000  Florida Department of
                                 Natural Resources, (MBIA),
                                 5.25%, 7/1/10                    $ 3,941,520
                                                                  ------------
                                 Insured Transportation - 9.3%
Aaa       AAA            $2,000  Dade County, Florida,
                                 Seaport Revenue, (MBIA),
                                 5.125%, 10/1/16                  $ 1,851,260
Aaa       AAA             2,000  Florida State Turnpike
                                 Authority - D.O.T., (FGIC),
                                 5.00%, 7/1/19                      1,790,920
Aaa       AAA             3,120  Hillsborough County
                                 Aviation Authority, Tampa
                                 International Airport,
                                 (FGIC), 6.85%, 10/1/06             3,325,577
Aaa       AAA             1,500  Sarasota - Manatee County,
                                 Florida, Airport, (MBIA),
                                 5.375%, 8/1/14                     1,455,465
                                                                  ------------
                                                                  $ 8,423,222
                                                                  ------------
                                 Insured Water & Sewer - 9.0%
Aaa       AAA            $5,000  Dade County FL, Water &
                                 Sewer Revenue, (FGIC),
                                 5.25%, 10/1/11                   $ 4,893,300
Aaa       AAA             2,000  Manatee County FL, Public
                                 Utilities, (MBIA), 6.75%,
                                 10/1/04                            2,225,260
Aaa       AAA             1,000  Pasco County FL, Water &
                                 Sewer Revenue, (FGIC),
                                 5.40%, 10/1/03                     1,027,270
                                                                  ------------
                                                                  $ 8,145,830
                                                                  ------------
Ratings (Unaudited)  Principal
                        Amount
          Standard        (000
Moody's   & Poor's     omitted)  Security                               Value
--------- ---------- ----------- ------------------------------- ------------
                                 Special Tax Revenue - 1.7%
NR        NR             $1,500  Virgin Islands Public Finance
                                 Authority, 6.80%, 10/1/00        $ 1,569,570
                                                                  ------------
                                 Utility - 13.4%
Aa        AA             $3,000  Gainesville, Florida Utility
                                 System Revenue, 5.00%,
                                 10/1/15                          $ 2,747,400
Aa1       AA              6,000  Jacksonville Electric
                                 Authority, St. John's River
                                 Power Park, 5.25%, 10/1/20         5,468,580
Baa1      BBB+            2,000  Puerto Rico Electric Power
                                 Authority, 5.50%, 7/1/14           1,906,660
Aa        AA-             2,000  City of Tallahassee, Electric
                                 Refunding Bonds, 5.90%,
                                 10/1/05                            2,104,420
                                                                  ------------
                                                                  $12,227,060
                                                                  ------------
                                 Total Tax-Exempt
                                 Investments (identified
                                 cost, $90,512,005)               $90,953,075
                                                                  ============

------------------------------------
(1) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 51.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 1.1% to 27.2% of total investments.

                       See notes to financial statements

              Massachusetts Limited Maturity Municipals Portfolio
                   Portfolio of Investments - March 31, 1997

  ---------------------------------------------------------------------------
                         Tax-Exempt Investments - 100%
  ---------------------------------------------------------------------------

Ratings (Unaudited)  Principal
------------------      Amount
          Standard        (000
Moody's   & Poor's     omitted)  Security                             Value
--------- ---------- ----------- ----------------------------- -------------
                                 Education - 3.3%
A1        A+             $1,200  Massachusetts Health and
                                 Education Finance Authority,
                                 Tufts University, 7.40%,
                                 8/1/18                         $ 1,268,268
A         A-              1,030  Massachusetts Industrial
                                 Finance Agency, Park School,
                                 5.50% 9/1/16                       991,324
                                                                ------------
                                                                $ 2,259,592
                                                                ------------
                                 Escrowed/Prerefunded - 6.5%
Aaa       AAA            $2,000  Lynn, Massachusetts, Water
                                 and Sewer Commission,
                                 (MBIA), Prerefunded to
                                 12/1/00, 7.25%, 12/1/10        $ 2,211,720
NR        AAA             1,050  Massachusetts Health and
                                 Educational Facilities
                                 Authority, Jordan Hospital,
                                 (FHA), Prerefunded to
                                 8/15/98, 7.85%, 8/15/28          1,111,414
Aaa       AAA             1,060  Massachusetts Health and
                                 Educational Facilities
                                 Authority, Berkshire Health
                                 System, (MBIA), Prerefunded
                                 to 10/1/98, 6.75%, 10/1/19       1,101,011
                                                                ------------
                                                                $ 4,424,145
                                                                ------------
                                 General Obligations - 9.4%
A1        A+             $2,000  The Commonwealth of
                                 Massachusetts, 5.00%,
                                 11/1/14                        $ 1,832,200
Baa1      A               4,000  Puerto Rico Aqueduct &
                                 Sewer Authority, 5.00%,
                                 7/1/15                           3,610,960
Baa1      A               1,000  Puerto Rico Aqueduct &
                                 Sewer Authority, 5.00%,
                                 7/1/19                             888,630
                                                                ------------
                                                                $ 6,331,790
                                                                ------------
                                 Hospitals - 9.8%
Baa3      BB             $1,130  Massachusetts Health and
                                 Educational Facilities
                                 Authority, Milford
                                 Whitinsville Hospital,
                                 7.125%, 7/15/02                $ 1,141,594
NR        BBB-            1,845  Massachusetts Health and
                                 Educational Facilities
                                 Authority, North Adams
                                 Regional Hospital, 6.25%,
                                 7/1/04                           1,877,011
Baa2      BBB               500  Massachusetts Health and
                                 Educational Facilities
                                 Authority, Sisters of
                                 Providence Hospital, 6.00%,
                                 11/15/00                           508,895
Ratings (Unaudited)  Principal
------------------      Amount
          Standard        (000
Moody's   & Poor's      omitted) Security                             Value
--------- ---------- ----------- ----------------------------- -------------
                                 Hospitals (continued)
Aa2       AA              3,000  Massachusetts Health and
                                 Educational Facilities
                                 Authority, Daughters of
                                 Charity Issue, 5.75%, 7/1/02     3,101,100
                                                                ------------
                                                                $ 6,628,600
                                                                ------------
                                 Insured Education - 1.5%
Aaa       AAA            $1,015  Massachusetts Industrial
                                 Financing Authority -
                                 Dexter School Project,
                                 (MBIA), 5.40%, 5/1/13          $   985,342
                                                                ------------
                                 Insured General Obligations - 10.4%
Aaa       AAA            $1,000  Bridgewater, Massachusetts,
                                 (FGIC), 5.40%, 6/1/12          $   981,760
Aaa       AAA             1,000  Bridgewater, Massachusetts,
                                 (FGIC), 5.50%, 6/1/16              969,410
Aaa       AAA             2,000  The Commonwealth of
                                 Massachusetts, (MBIA),
                                 5.375%, 9/1/14                   1,936,220
Aaa       AAA             1,000  The Commonwealth of
                                 Massachusetts, (FGIC),
                                 6.50%, 6/1/01                    1,067,510
Aaa       AAA             1,000  Lowell, Massachusetts,
                                 (AMBAC), 5.10%, 12/15/08           976,510
Aaa       AAA             1,000  Town of Rockport,
                                 Massachusetts, (AMBAC),
                                 6.80%, 12/15/04                  1,088,060
                                                                ------------
                                                                $ 7,019,470
                                                                ------------
                                 Insured Hospital - 4.1%
Aaa       AAA            $3,000  Massachusetts Health and
                                 Educational Facilities
                                 Authority, Lowell General
                                 Hospital, (FSA), 5.25%,
                                 6/1/16                         $ 2,785,800
                                                                ------------
                                 Insured Housing - 17.3%
Aaa       AAA            $1,900  Massachusetts Housing
                                 Finance Agency, (AMBAC),
                                 (AMT), 5.90%, 1/1/03           $ 1,965,189
Aaa       AAA             4,800  Massachusetts Housing
                                 Finance Agency, (AMBAC),
                                 (AMT), (Harborpoint
                                 Development), 6.20%,
                                 12/1/10                          4,935,840
Aaa       AAA             4,730  Massachusetts Housing
                                 Finance Agency, (MBIA),
                                 6.125%, 12/1/11                  4,822,377
                                                                ------------
                                                                $11,723,406
                                                                ------------

  ---------------------------------------------------------------------------
                       Tax-Exempt Investments (continued)
  ---------------------------------------------------------------------------


Ratings (Unaudited)  Principal
------------------      Amount
          Standard        (000
Moody's   & Poor's     omitted)  Security                              Value
--------- ---------- ----------- ------------------------------- ------------
                                 Insured Industrial Development
                                 Revenue - 2.1%
Aaa       AAA            $1,400  Massachusetts IFA
                                 (Nantucket Electric),
                                 (AMBAC), (AMT), 5.30%,
                                 7/1/04                           $ 1,410,766
                                                                  ------------
                                 Insured Transportation - 4.3%
Aaa       AAA            $3,000  Massachusetts Bay
                                 Transportation Authority,
                                 (AMBAC), 5.25%, 3/1/11           $ 2,920,470
                                                                  ------------
                                 Insured Utility - 5.2%
Aaa       AAA            $2,000  Massachusetts Municipal
                                 Wholesale Electric Company,
                                 (AMBAC), 6.625%, 7/1/03 (1)      $ 2,176,320
Aaa       AAA             1,225  Massachusetts Municipal
                                 Wholesale Electric Company,
                                 (MBIA), 6.40%, 7/1/02              1,311,669
                                                                  ------------
                                                                  $ 3,487,989
                                                                  ------------
                                 Insured Water and Sewer - 7.8%
Aaa       AAA            $4,000  Massachusetts Water & Sewer
                                 Authority, (FGIC), 5.50%,
                                 11/1/14                          $ 3,918,200
Aaa       AAA             1,500  Massachusetts Water & Sewer
                                 Authority, (MBIA), 5.00%,
                                 12/1/16                            1,361,010
                                                                  ------------
                                                                  $ 5,279,210
                                                                  ------------
                                 Lease Revenue/Certificate
                                 of Participation - 2.4%
NR        BBB            $1,650  Puerto Rico ITEM & EC -
                                 Guaynabo Lease Program,
                                 5.375%, 7/1/06                   $ 1,627,411
                                                                  ------------
                                 Nursing Homes - 3.1%
NR        NR             $  970  Massachusetts Health and
                                 Educational Facilities,
                                 (1st Mortgage - Fairview
                                 Extended Care), 10.125%,
                                 1/1/11                           $ 1,091,192
NR        NR              1,000  Massachusetts Industrial
                                 Finance Agency, Health Care
                                 Facilities, (Age Institute of
                                 Massachusetts), 7.60%,
                                 11/1/05                              999,590
                                                                  ------------
                                                                  $ 2,090,782
                                                                  ------------
Ratings (Unaudited)  Principal
------------------      Amount
          Standard        (000
Moody's   & Poor's      omitted) Security                               Value
--------- ---------- ----------- ------------------------------- ------------
                                 Special Tax Revenue - 2.7%
NR        NR             $1,750  Virgin Islands Public Finance
                                 Authority, 6.70%, 10/1/99        $ 1,817,112
                                                                  ------------
                                 Transportation - 8.6%
A1        A+             $3,000  Massachusetts Bay
                                 Transportation Authority,
                                 5.75%, 3/1/18                    $ 2,940,870
A1        A+              2,000  Massachusetts Turnpike
                                 Authority, 5.00%, 1/1/20           1,774,860
A1        A+              1,000  Woods Hole, Martha's
                                 Vineyard and Nantucket
                                 Steamship Authority, 6.60%,
                                 3/1/03                             1,082,090
                                                                  ------------
                                                                  $ 5,797,820
                                                                  ------------
                                 Utilities - 1.5%
A         BBB+           $1,000  Massachusetts Municipal
                                 Wholesale Electric Company,
                                 5.70%, 7/1/01                    $ 1,027,960
                                                                  ------------
                                 Total Tax-Exempt
                                 Investments (identified
                                 cost, $67,029,171)               $67,617,665
                                                                  ============

------------------------------------
(1) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 57.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 4.1% to 22.9% of total investments.

                       See notes to financial statements

                New York Limited Maturity Municipals Portfolio
                   Portfolio of Investments - March 31, 1997

  ---------------------------------------------------------------------------
                         Tax-Exempt Investments - 100%
  ---------------------------------------------------------------------------


Ratings (Unaudited)  Principal
------------------      Amount
          Standard        (000
Moody's   & Poor's     omitted)  Security                             Value
--------- ---------- ----------- ------------------------------ ------------
                                 Assisted Living--1.2%
NR        NR             $  115  Glen Cove, New York,
                                 Industrial Development
                                 Authority, (The Regency at
                                 Glen Cove), 9.50%, 7/1/97       $  115,000
NR        NR                560  Glen Cove, New York,
                                 Industrial Development
                                 Authority, (The Regency at
                                 Glen Cove), 9.50%, 7/1/99          560,000
NR        NR                500  Glen Cove, New York,
                                 Industrial Development
                                 Authority, (The Regency at
                                 Glen Cove), 9.50%, 7/1/12          500,000
                                                                 -----------
                                                                 $1,175,000
                                                                 -----------
                                 Cogeneration - 1.0%
NR        NR             $  950  Port Authority of New York
                                 & New Jersey - KIAC
                                 Project, 6.50%, 10/1/01         $  978,054
                                                                 -----------
                                 Escrowed/Prerefunded - 2.1%
NR        AA-            $2,000  Power Authority of the State
                                 of New York, Prerefunded
                                 to 1/1/98, 8.00%, 1/1/17        $2,100,320
                                                                 -----------
                                 General Obligations - 3.6%
Baa1      BBB+           $1,500  The City of New York,
                                 6.375%, 8/1/06                  $1,541,325
A2        A-              2,000  State of New York, 5.25%,
                                 7/15/09                          1,966,100
                                                                 -----------
                                                                 $3,507,425
                                                                 -----------
                                 Hospitals - 4.0%
Baa1      B+             $2,000  Dormitory Authority of
                                 New York, Department of
                                 Health, 5.375%, 7/1/08          $1,929,480
Baa1      BBB+            1,000  New York State Dormitory
                                 Authority, Mental Health
                                 Services, 5.30%, 2/15/04           991,990
Baa       NR              1,000  New York State Dormitory
                                 Authority, Nyack Hospital,
                                 6.00%, 7/1/06                      999,190
                                                                 -----------
                                                                 $3,920,660
                                                                 -----------
                                 Housing - 6.7%
Aa        AA             $5,100  New York City Housing
                                 Development Corporation,
                                 (Multi-Family), 5.625%,
                                 5/1/12                          $5,000,754
Aa2       NR              1,500  New York State Mortgage
                                 Agency - Homeownership
                                 Mortgage Bonds, (AMT),
                                 6.45%, 10/1/21                   1,540,875
                                                                 -----------
                                                                 $6,541,629
                                                                 -----------
Ratings (Unaudited)  Principal
------------------      Amount
          Standard        (000
Moody's   & Poor's      omitted) Security                             Value
--------- ---------- ----------- ------------------------------ ------------
                                 Insured Education - 3.2%
Aaa       AAA            $1,075  Dormitory Authority of the
                                 State of New York, Mt.
                                 Sinai School of Medicine,
                                 (MBIA), 6.75%, 7/1/09           $1,164,193
Aaa       AAA             2,000  Dormitory Authority of the
                                 State of New York, State
                                 University, (AMBAC),
                                 5.25%, 5/15/10                   1,980,260
                                                                 -----------
                                                                 $3,144,453
                                                                 -----------
                                 Insured General Obligations - 5.0%
Aaa       AAA            $2,000  Nassau County, New York,
                                 (AMBAC), 5.25%, 11/1/12         $1,934,820
Aaa       AAA             3,000  Nassau County, New York,
                                 (AMBAC), 5.15%, 3/1/05           3,008,580
                                                                 -----------
                                                                 $4,943,400
                                                                 -----------
                                 Insured Hospital - 9.5%
Aaa       AAA            $2,000  New York State Dormitory
                                 Authority, Montefiore
                                 Medical Center, (AMBAC),
                                 5.25%, 2/1/15 (1)               $1,876,480
Aaa       AAA             4,450  New York State Medical
                                 Care Facilities Finance
                                 Agency, New York State
                                 Hospital, (AMBAC), 6.10%,
                                 2/15/04                          4,726,389
Aaa       AAA             2,500  New York State Medical
                                 Care Facilities Finance
                                 Agency, New York State
                                 Hospital, (AMBAC), 6.20%,
                                 2/15/05                          2,674,125
                                                                 -----------
                                                                 $9,276,994
                                                                 -----------
                                 Insured Lease Revenue/Certificate
                                 of Participation - 2.0%
Aaa       AAA            $2,000  City University of New York
                                 - John Jay College,
                                 (AMBAC), 5.00%, 8/15/08         $1,943,300
                                                                 -----------
                                 Insured Transportation - 9.5%
Aaa       AAA            $1,500  Albany County New York
                                 Airport, (FSA), 5.25%,
                                 12/15/10                        $1,440,390
Aaa       AAA             2,240  Metropolitan Transportation
                                 Authority of New York,
                                 (FGIC), 5.70%, 7/1/10            2,263,139
Aaa       AAA             1,500  New York State Thruway
                                 Authority - Highway &
                                 Bridge Project, (AMBAC),
                                 5.25%, 4/1/13                    1,444,230
Aaa       AAA             1,750  The Port Authority of New
                                 York and New Jersey,
                                 (FGIC), (AMT), 5.40%,
                                 7/15/10                          1,731,713

  ---------------------------------------------------------------------------
                       Tax-Exempt Investments (continued)
  ---------------------------------------------------------------------------


Ratings (Unaudited)  Principal
------------------      Amount
          Standard        (000
Moody's   & Poor's     omitted)  Security                            Value
--------- ---------- ----------- ----------------------------- ------------
                                 Insured Transportation (continued)
Aaa       AAA             2,290  Triborough Bridge and
                                 Tunnel Authority, (FGIC),
                                 5.80%, 1/1/02                    2,391,470
                                                                ------------
                                                                $ 9,270,942
                                                                ------------
                                 Insured Utility - 5.6%
Aaa       AAA            $5,000  New York State Energy
                                 Research and Development
                                 Authority, Central Hudson
                                 Gas, (FGIC), 7.375%,
                                 10/1/14                        $ 5,437,500
                                                                ------------
                                 Insured Water and Sewer - 1.1%
Aaa       AAA            $1,000  New York City Municipal
                                 Water Finance Authority,
                                 (AMBAC), 5.80%, 6/15/03        $ 1,043,120
                                                                ------------
                                 Lease Revenue/
                                 Certificates of Participation - 14.4%
A1        AA             $3,500  Housing New York
                                 Corporation, 6.00%,
                                 11/1/03                        $ 3,676,085
NR        BBB             1,485  New York State Thruway
                                 Authority, Capital
                                 Appreciation Bonds, 0.00%,
                                 1/1/04                           1,012,844
Aaa       AAA             5,250  New York Urban
                                 Development Corporation,
                                 Senior Lien, 5.50%, 7/1/16       5,047,665
Baa1      BBB             4,715  New York Urban
                                 Development Corporation,
                                 5.375%, 1/1/15                   4,335,018
                                                                ------------
                                                                $14,071,612
                                                                ------------
                                 Special Tax Revenue - 4.3%
A3        A              $4,500  New York Local
                                 Government Assistance
                                 Corporation, 5.25%, 4/1/16     $ 4,249,395
                                                                ------------
                                 Transportation - 23.8%
Baa1      BBB            $3,000  New York State Thruway
                                 Authority, 5.75%, 4/1/16       $ 2,890,980
A1        AA-             3,000  Port Authority of New York
                                 & New Jersey, (AMT),
                                 6.00%, 7/1/14                    3,058,710
A1        AA-             5,750  Port Authority of New York
                                 & New Jersey, (AMT),
                                 5.375%, 10/15/13                 5,527,590
Ratings (Unaudited)  Principal
------------------      Amount
          Standard        (000
Moody's   & Poor's      omitted) Security                             Value
--------- ---------- ----------- ----------------------------- ------------
                                 Transportation (continued)
A1        AA-             2,500  Port Authority of New York
                                 & New Jersey, (AMT),
                                 5.375%, 10/15/14                 2,386,600
Baa3      BB+             2,875  Port Authority of New York
                                 & New Jersey, (Delta
                                 Airlines), 6.95%, 6/1/08         3,050,778
Baa3      BB+             1,700  Puerto Rico Port Authority,
                                 (American Airlines), (AMT),
                                 6.25%, 6/1/26                    1,732,674
Aa        A+              5,000  Triborough Bridge & Tunnel
                                 Authority, 5.30%, 1/1/17         4,705,050
                                                                ------------
                                                                $23,352,382
                                                                ------------
                                 Water & Sewer Revenue - 3.0%
A         A-             $1,825  New York City Municipal
                                 Water Finance Authority,
                                 5.70%, 6/15/02                 $ 1,884,458
Aaa       AAA             1,000  New York State
                                 Environmental Facilities
                                 Corporation, County of
                                 Westchester Project, 5.60%,
                                 9/15/13                          1,012,120
                                                                ------------
                                                                $ 2,896,578
                                                                ------------
                                 Total Tax-Exempt
                                 Investments (identified
                                 cost, $97,740,065)             $97,852,764
                                                                ============

------------------------------------
(1) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 35.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 1.2% to 21.1% of total investments.

                       See notes to financial statements

              Pennsylvania Limited Maturity Municipals Portfolio
                   Portfolio of Investments - March 31, 1997

  ---------------------------------------------------------------------------
                         Tax-Exempt Investments - 100%
  ---------------------------------------------------------------------------


Ratings (Unaudited)  Principal
------------------      Amount
          Standard        (000
Moody's   & Poor's     omitted)  Security                                Value
--------- ---------- ----------- -------------------------------- -------------
                                 Assisted Living - 1.8%
NR        NR             $1,120  Delaware County,
                                 Pennsylvania, Industrial
                                 Development Authority,
                                 (Glen Riddle Project),
                                 (AMT), 8.125%, 9/1/05             $ 1,156,165
                                                                   ------------
                                 Cogeneration - 5.1%
NR        BBB-           $2,000  Pennsylvania Economic
                                 Development Financing
                                 Authority, (Resource
                                 Recovery - Culver Project),
                                 (AMT), 7.05%, 12/1/10             $ 2,117,520
NR        NR              1,200  Pennsylvania Economic
                                 Development Financing
                                 Authority, (Resource
                                 Recovery for Northampton),
                                 6.75%, 1/1/07                       1,214,004
                                                                   ------------
                                                                   $ 3,331,524
                                                                   ------------
                                 Education - 1.1%
NR        AAA            $  700  Montgomery County Higher
                                 Education and Health
                                 Authority, (Saint Joseph's
                                 University), (CLEE), 6.00%,
                                 12/15/02                          $   735,378
                                                                   ------------
                                 Escrowed - 15.3%
Aaa       AAA            $1,485  Elizabeth, Pennsylvania,
                                 School District, (MBIA),
                                 Escrowed to Maturity, 0.00%,
                                 9/1/15                            $   508,924
Aaa       AAA             3,200  Philadelphia Municipal
                                 Authority, Justice Lease
                                 Revenue Bonds, (FGIC),
                                 Prerefunded to 11/15/01,
                                 7.10%, 11/15/11                     3,563,040
Aaa       NR              1,500  Philadelphia, Pennsylvania,
                                 Hospital & Higher
                                 Education, (Children's
                                 Hospital), Prerefunded to
                                 2/15/02, 6.50%, 2/15/21             1,631,610
Baa       BBB               500  Pennsylvania State Higher
                                 Education, (Medical College
                                 of Pennsylvania), Prerefunded
                                 to 3/1/01, 7.25%, 3/1/05              552,965
Aaa       AAA             1,500  Somerset County, Pennsylvania,
                                 General Authority, (FGIC),
                                 Escrowed to Maturity, 6.50%,
                                 10/15/01                            1,608,225
Aaa       AAA             1,000  Westmoreland County,
                                 Pennsylvania, Municipal
                                 Authority, Escrowed to
                                 Maturity, 0.00%, 7/1/15               346,050

Ratings (Unaudited)  Principal
------------------      Amount
          Standard        (000
Moody's   & Poor's      omitted) Security                                Value
--------- ---------- ----------- -------------------------------- -------------
                                 Escrowed (continued)
Aaa       AAA             7,000  Westmoreland County,
                                 Pennsylvania, Municipal
                                 Authority, Escrowed to
                                 Maturity, 0.00%, 8/15/19            1,885,450
                                                                   ------------
                                                                   $10,096,264
                                                                   ------------
Baa1      A              $  750  Puerto Rico Aqueduct &
                                 Sewer Authority, 5.00%,
                                 7/1/15                            $   677,055
                                                                   ------------
                                 Hospitals - 30.1%
NR        BBB-           $2,355  Clearfield, Pennsylvania,
                                 Hospital Authority,
                                 (Clearfield Hospital), 6.875%,
                                 6/1/16                            $ 2,415,547
Aa        AA              2,000  Geisinger, Pennsylvania,
                                 Health System, 7.375%,
                                 7/1/02                              2,131,460
Baa3      BBB+              650  Hazelton, Pennsylvania
                                 Health Service Authority, St.
                                 Joseph's Hospital, 5.85%,
                                 7/1/06                                649,012
NR        AAA             1,030  Indiana County, Pennsylvania,
                                 Hospital Authority, (Indiana
                                 Hospital Project), (CLEE),
                                 5.75%, 7/1/00                       1,063,413
NR        AAA               825  Indiana County, Pennsylvania,
                                 Hospital Authority, (Indiana
                                 Hospital Project), (CLEE),
                                 5.875%, 7/1/01                        859,625
A3        A               1,200  Lehigh County Pennsylvania
                                 General Purpose Authority,
                                 (Muhlenberg Hospital),
                                 5.75%, 7/15/10                      1,167,324
A         BBB+            1,000  Monroeville, Pennsylvania,
                                 Hospital Authority, (Forbes
                                 Health), 5.75%, 10/1/05             1,004,670
Baa       NR              1,030  Montgomery County,
                                 Pennsylvania, Higher
                                 Education & Health
                                 Authority, (Montgomery
                                 Hospital), 6.25%, 7/1/06            1,043,946
Baa       NR              1,100  Montgomery County,
                                 Pennsylvania, Higher
                                 Education & Health
                                 Authority, (Montgomery
                                 Hospital), 6.375%, 7/1/07           1,106,435
A         NR                500  New Castle Area Hospital
                                 Authority, (St. Francis
                                 Hospital of New Castle),
                                 5.90%, 11/15/00                       513,045
NR        BBB               380  Northampton County
                                 Hospital Authority, (Easton
                                 Hospital) 6.90%, 1/1/02               394,429

  ---------------------------------------------------------------------------
                       Tax-Exempt Investments (continued)
  ---------------------------------------------------------------------------


Ratings (Unaudited)  Principal
------------------      Amount
          Standard        (000
Moody's   & Poor's     omitted)  Security                              Value
--------- ---------- ----------- ------------------------------ -------------
                                 Hospitals (continued)
Baa1      BBB+           $1,500  The Hospitals and Higher
                                 Education Facilities
                                 Authority of Philadelphia,
                                 (Graduate Health System),
                                 7.00%, 7/1/05                   $ 1,535,400
Baa1      BBB+            1,500  Pennsylvania State Higher
                                 Education, (Thomas Jefferson
                                 Univ.), 5.90%, 8/15/00            1,557,330
Aa        NR              4,750  Pottsville, PA, Hospital
                                 Authority, (Daughters of
                                 Charity), 5.00%, 8/15/12          4,382,492
                                                                 ------------
                                                                 $19,824,129
                                                                 ------------
                                 Industrial Development
                                 Revenue - 3.2%
NR        NR             $  885  Chester County, PA,
                                 Industrial Development
                                 Authority, 8.00%, 9/1/05        $   900,204
A3        A-              1,200  Erie County Pennsylvania
                                 IDA Pollution Control
                                 Revenue, (International
                                 Paper), (AMT), 5.85%,
                                 12/1/20                           1,174,620
                                                                 ------------
                                                                 $ 2,074,824
                                                                 ------------
                                 Insured General Obligations - 7.2%
Aaa       AAA            $2,000  Bucks County, Pennsylvania,
                                 Technical School Authority,
                                 (AMBAC), 5.375%, 8/15/15        $ 1,918,740
Aaa       AAA             3,000  Commonwealth of
                                 Pennsylvania, (AMBAC),
                                 5.00%, 11/15/11                   2,843,220
                                                                 ------------
                                                                 $ 4,761,960
                                                                 ------------
                                 Insured Hospitals - 8.0%
Aaa       AAA            $1,000  Allegheny County,
                                 Pennsylvania, Hospital
                                 Development Authority,
                                 (South Hills Health),
                                 (MBIA), 5.50%, 5/1/08           $ 1,011,120
Aaa       AAA             1,000  The Hospital Authority of
                                 Beaver County, Pennsylvania,
                                 (The Medical Center of
                                 Beaver, PA), (AMBAC),
                                 5.90%, 7/1/00                     1,036,910
Aaa       AAA             1,000  Erie County, Pennsylvania,
                                 Hospital Authority, (Hamot
                                 Health System), (AMBAC),
                                 7.10%, 2/15/10                    1,086,400
Aaa       AAA             2,050  Sayre Health Care Facilities
                                 Authority, (Guthrie Medical
                                 Center), (AMBAC), 6.50%,
                                 3/1/00                            2,151,660
                                                                 ------------
                                                                 $ 5,286,090
                                                                 ------------
Ratings (Unaudited)  Principal
------------------      Amount
          Standard        (000
Moody's   & Poor's      omitted) Security                              Value
--------- ---------- ----------- ------------------------------ -------------
                                 Insured Industrial Development
                                 Revenue - 6.8%
Aaa       AAA            $2,000  Cambria County
                                 Pennsylvania, IDA Pollution
                                 Control Revenue, (PENN
                                 Electric), (MBIA), 5.35%,
                                 11/1/10                         $ 1,985,620
Aaa       AAA             2,500  Indiana County Pennsylvania,
                                 IDA Pollution Control
                                 Revenue, (PENN Electric),
                                 (MBIA), 5.35%, 11/1/10            2,488,675
                                                                 ------------
                                                                 $ 4,474,295
                                                                 ------------
                                 Insured Lease Revenue/
                                 Certificates of Participation - 6.5%
Aaa       AAA            $  500  The Harrisburg Authority
                                 (Dauphin County,
                                 Pennsylvania), Lease Revenue
                                 Bonds, (CGIC), 6.25%,
                                 6/1/01                          $   528,705
Aaa       AAA             1,000  Northumberland County
                                 Authority, Pennsylvania,
                                 Lease Revenue Bonds,
                                 (MBIA), 6.50%, 10/15/01           1,072,150
Aaa       AAA             2,750  Pennsylvania Intragovernment
                                 Cooperative Authority,
                                 (FGIC), 5.50%, 6/15/16            2,662,660
                                                                 ------------
                                                                 $ 4,263,515
                                                                 ------------
                                 Life Care - 1.1%
NR        NR             $  245  Delaware County,
                                 Pennsylvania, Authority,
                                 (White Horse Village),
                                 6.30%, 7/1/03                   $   246,098
NR        NR                505  Delaware County,
                                 Pennsylvania, Authority,
                                 (White Horse Village),
                                 6.40%, 7/1/04                       507,838
                                                                 ------------
                                                                 $   753,936
                                                                 ------------
                                 Nursing Home - 0.9%
NR        NR             $  500  Wilkins Area, Pennsylvania,
                                 Industrial Development
                                 Authority, (Fairview
                                 Extended Care), 10.25%,
                                 1/1/21                          $   564,500
                                                                 ------------
                                 Solid Waste - 2.8%
Baa       A-             $  500  Greater Lebanon Refuse
                                 Authority of Lebanon
                                 County, Pennsylvania, Solid
                                 Waste Revenue, 6.20%,
                                 5/15/99                         $   514,115

  ---------------------------------------------------------------------------
                             Tax-Exempt Investments
  ---------------------------------------------------------------------------




Ratings (Unaudited)  Principal
------------------      Amount
          Standard        (000
Moody's   & Poor's     omitted)  Security                              Value
--------- ---------- ----------- ------------------------------- ------------
                                 Solid Waste (continued)
Baa       A-             $  500  Greater Lebanon Refuse
                                 Authority of Lebanon
                                 County, Pennsylvania, Solid
                                 Waste Revenue, 6.20%,
                                 11/15/99                         $   517,195
Baa       A-                300  Greater Lebanon Refuse
                                 Authority of Lebanon
                                 County, Pennsylvania, Solid
                                 Waste Revenue, 6.40%,
                                 5/15/00                              311,367
Baa       A-                500  Greater Lebanon Refuse
                                 Authority of Lebanon
                                 County, Pennsylvania, Solid
                                 Waste Revenue, 6.40%,
                                 11/15/00                             521,720
                                                                  ------------
                                                                  $ 1,864,397
                                                                  ------------
                                 Special Tax Revenue - 0.4%
NR        NR             $  250  Virgin Islands Public Finance
                                 Authority, (V.I. General
                                 Obligation/Matching Loan
                                 Fund Notes), 6.70%,10/1/99       $   259,588
                                                                  ------------
                                 Transportation - 7.1%
A1        A              $1,000  Pennsylvania Turnpike
                                 Authority, 6.00%, 12/1/17        $   987,430
Aa3       AA-             2,550  Southeastern Pennsylvania
                                 Transportation Authority,
                                 LOC: Canadian Imperial
                                 Bank of Commerce, 6.00%,
                                 6/1/99                             2,629,280
Ratings (Unaudited)  Principal
------------------   Amount
          Standard          (000
Moody's   & Poor's      omitted) Security                               Value
--------- ---------- ----------- ------------------------------- ------------
                                 Transportation (continued)
Aa3       AA-             1,000  Southeastern Pennsylvania
                                 Transportation Authority,
                                 LOC: Canadian Imperial
                                 Bank of Commerce, 6.00%,
                                 6/1/01                             1,045,710
                                                                  ------------
                                                                  $ 4,662,420
                                                                  ------------
                                 Utility - 1.6%
NR        NR             $1,000  Virgin Islands Water & Sewer
                                 Authority, 7.40%, 7/1/11         $ 1,060,100
                                                                  ------------
                                 Total Tax-Exempt
                                 Investments (identified
                                 cost, $65,161,613)               $65,846,138
                                                                  ============

------------------------------------

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 40.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 0.8% to 15.3% of total investments.

                       See notes to financial statements

                     Limited Maturity Municipals Portfolio
                              Financial Statements

                      Statements of Assets and Liabilities

 ---------------------------------------------------------------------------

                                 March 31, 1997
---------------------------------------------------------------------------

                                                        Florida        Massachusetts      New York        Pennsylvania
                                                        Limited          Limited           Limited         Limited
                                                       Portfolio        Portfolio         Portfolio       Portfolio
                                                      --------------   ---------------   --------------   -------------
Assets:
Investments --
  Identified cost                                     $ 90,512,005        $ 67,029,171    $ 97,740,065     $65,161,613
  Unrealized appreciation                                  441,070             588,494         112,699         684,525
                                                      -------------      -------------    -------------    ------------
 Investments at value (Note 1A)                       $ 90,953,075        $ 67,617,665    $ 97,852,764     $65,846,138
 Cash                                                          778                 112             265             509
 Receivable for investments sold                         1,827,129           1,386,820         632,741       1,730,184
 Interest receivable                                     2,001,265           1,249,370       1,833,333       1,067,259
 Receivable for variation margin on
  open financial futures contracts(Note 1E)                 11,719              10,156          21,094              --
 Deferred organization expenses (Note 1D)                    4,582               4,442           2,789           2,912
                                                      -------------      -------------    -------------    ------------
   Total assets                                       $ 94,798,548        $ 70,268,565    $100,342,986     $68,647,002
                                                      -------------      -------------    -------------    ------------
Liabilities:
 Payable for investments purchased                    $  1,834,573        $         --    $         --     $        --
 Demand note payable (Note 5)                               45,000             263,000         318,000         735,000
 Payable to affiliate for Trustees' fees (Note 2)            2,256               1,781           2,256           1,781
 Accrued expenses                                            7,527              33,848           8,982          34,614
                                                      -------------      -------------    -------------    ------------
   Total liabilities                                  $  1,889,356        $    298,629    $    329,238     $   771,395
                                                      -------------      -------------    -------------    ------------
Net Assets applicable to investors'
 interest in Portfolio                                $ 92,909,192        $ 69,969,936    $100,013,748     $67,875,607
                                                      =============      =============    =============    ============
Sources of Net Assets:
 Net proceeds from capital contributions
  and withdrawals                                     $ 92,259,978        $ 69,201,051    $ 99,526,390     $67,191,082
 Net unrealized appreciation of investments
  and financial futures contracts (computed
  on the basis of identified cost)                         649,214             768,885         487,358         684,525
                                                      -------------      -------------    -------------    ------------
   Total                                              $ 92,909,192        $ 69,969,936    $100,013,748     $67,875,607
                                                      =============      =============    =============    ============



                       See notes to financial statements

                            Statements of Operations

 ---------------------------------------------------------------------------

                           Year Ended March 31, 1997
---------------------------------------------------------------------------

                                                          Florida         Massachusetts      New York        Pennsylvania
                                                          Limited           Limited           Limited           Limited
                                                         Portfolio         Portfolio         Portfolio         Portfolio
                                                        ---------------   ---------------   --------------   ----------------
Investment Income (Note 1B):
 Interest                                                 $   5,988,431     $   4,582,888    $  6,539,821      $   4,536,693
                                                           -------------     -------------   -------------      -------------
   Total investment income                                $   5,988,431     $   4,582,888    $  6,539,821      $   4,536,693
                                                           -------------     -------------   -------------      -------------
 Expenses
  Investment adviser fee (Note 2)                         $     508,203     $     385,610    $    557,305      $     375,224
  Compensation of Trustees not members of the
   Administrator's organization (Note 2)                          8,728             6,787           8,729              6,787
  Custodian fee (Note 1H)                                        63,236            48,329          68,754             47,916
  Legal and accounting services                                  23,929            23,940          23,944             23,939
  Bond pricing                                                    8,970             8,562           9,302              8,363
  Amortization of organization expenses
   (Note 1D)                                                      4,205             4,088           2,570              2,671
  Miscellaneous                                                  24,387            17,725          23,382             19,531
                                                           -------------     -------------   -------------      -------------
   Total expenses                                         $     641,658     $     495,041    $    693,986      $     484,431
 Deduct --
  Reduction of custodian fee (Note 1H)                           21,381            17,201          18,973             17,860
                                                           -------------     -------------   -------------      -------------
    Net expenses                                          $     620,277     $     477,840    $    675,013      $     466,571
                                                           -------------     -------------   -------------      -------------
     Net investment income                                $   5,368,154     $   4,105,048    $  5,864,808      $   4,070,122
                                                           -------------     -------------   -------------      -------------
Realized and Unrealized Gain
 (Loss) on Investments:
 Net realized gain (loss) --
  Investment transactions (identified cost basis)         $     426,609     $     335,925    $    459,925      $     910,989
  Financial futures contracts                                  (772,529)         (458,656)       (747,067)          (503,490)
                                                           -------------     -------------   -------------      -------------
   Net realized gain (loss)                               $    (345,920)    $    (122,731)   $   (287,142)     $     407,499
                                                           -------------     -------------   -------------      -------------
 Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                     $  (1,862,868)    $  (1,041,564)   $ (1,269,739)     $  (1,218,041)
  Financial futures contracts                                   208,144           180,391         374,659                 --
                                                           -------------     -------------   -------------      -------------
     Net change in unrealized appreciation                $  (1,654,724)    $    (861,173)   $   (895,080)     $  (1,218,041)
                                                           -------------     -------------   -------------      -------------
      Net realized and unrealized gain (loss)             $  (2,000,644)    $    (983,904)   $ (1,182,222)     $    (810,542)
                                                           -------------     -------------   -------------      -------------
       Net increase in net assets
        from operations                                   $   3,367,510     $   3,121,144    $  4,682,586      $   3,259,580
                                                           =============     =============   =============      =============



                       See notes to financial statements

                      Statements of Changes in Net Assets

 ---------------------------------------------------------------------------

                           Year Ended March 31, 1997
---------------------------------------------------------------------------

                                               Florida          Massachusetts        New York         Pennsylvania
                                               Limited            Limited            Limited             Limited
                                              Portfolio          Portfolio          Portfolio           Portfolio
                                            -----------------   ---------------   -----------------   ----------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                       $    5,368,154     $   4,105,048      $    5,864,808      $    4,070,122
  Net realized gain (loss) on
   investment transactions                          (345,920)         (122,731)           (287,142)            407,499
  Change in unrealized appreciation               (1,654,724)         (861,173)           (895,080)         (1,218,041)
                                               --------------    --------------      --------------      --------------
   Net increase in net assets
    from operations                           $    3,367,510     $   3,121,144      $    4,682,586      $    3,259,580
                                               --------------    --------------      --------------      --------------
 Capital transactions --
  Contributions                               $    4,859,506     $   1,754,803      $    3,989,610      $    2,538,120
  Withdrawals                                    (43,152,835)      (32,041,287)        (47,386,927)        (30,116,393)
                                               --------------    --------------      --------------      --------------
   Net decrease in net assets resulting
    from capital transactions                 $  (38,293,329)    $ (30,286,484)     $  (43,397,317)     $  (27,577,973)
                                               --------------    --------------      --------------      --------------
    Net decrease in net assets                $  (34,925,819)    $ (27,165,340)     $  (38,714,731)     $  (24,318,393)
Net Assets:
 At beginning of year                            127,835,011        97,135,276         138,728,479          92,194,000
                                               --------------    --------------      --------------      --------------
 At end of year                               $   92,909,192     $  69,969,936      $  100,013,748      $   67,875,607
                                               ==============    ==============      ==============      ==============




                       See notes to financial statements

                      Statements of Changes in Net Assets

 ---------------------------------------------------------------------------

                           Year Ended March 31, 1996
---------------------------------------------------------------------------

                                               Florida         Massachusetts       New York         Pennsylvania
                                               Limited           Limited            Limited            Limited
                                              Portfolio         Portfolio          Portfolio          Portfolio
                                            ----------------   ---------------   ----------------   ----------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                       $    6,849,405    $   5,212,102      $    7,387,952     $    4,991,356
  Net realized gain (loss) on
   investment transactions                           295,731          (63,095)            217,916           (470,305)
  Change in unrealized appreciation                1,590,260        1,762,463           2,312,427          1,828,795
                                               --------------   --------------      --------------     --------------
   Net increase in net assets
    from operations                           $    8,735,396    $   6,911,470      $    9,918,295     $    6,349,846
                                               --------------   --------------      --------------     --------------
 Capital transactions --
  Contributions                               $   10,648,982    $   4,408,033      $    7,273,143     $    4,976,577
  Withdrawals                                    (56,128,282)     (33,303,769)        (52,095,383)       (32,738,468)
                                               --------------   --------------      --------------     --------------
   Net decrease in net assets resulting
    from capital transactions                 $  (45,479,300)   $ (28,895,736)     $  (44,822,240)    $  (27,761,891)
                                               --------------   --------------      --------------     --------------
    Net decrease in net assets                $  (36,743,904)   $ (21,984,266)     $  (34,903,945)    $  (21,412,045)
Net Assets:
 At beginning of year                            164,578,915      119,119,542         173,632,424        113,606,045
                                               --------------   --------------      --------------     --------------
 At end of year                               $  127,835,011    $  97,135,276      $  138,728,479     $   92,194,000
                                               ==============   ==============      ==============     ==============




                       See notes to financial statements

                               Supplementary Data

 ---------------------------------------------------------------------------


                                            Florida Limited Portfolio                   Massachusetts Limited Portfolio
                                 ----------------------------------------------- ---------------------------------------------
                                              Year Ended March 31,                           Year Ended March 31,
                                 ----------------------------------------------- ---------------------------------------------
                                   1997        1996        1995        1994*       1997       1996        1995       1994*
                                 ---------- ----------- ----------- ------------ ---------- ---------- ----------- -----------
Ratios to average daily net
 assets:
 Expenses (1)                         0.59%       0.55%       0.52%       0.49%+      0.60%      0.57%       0.54%      0.52%+
 Net expenses, after custodian
  fee reduction                       0.57%       0.54%          --          --       0.58%      0.55%          --         --
 Net investment income                4.90%       4.73%       4.73%       4.53%+      4.97%      4.72%       4.90%      4.57%+
Portfolio Turnover                      66%         20%         44%          8%         60%        27%         46%         8%
Net Assets, end of period
 (000 omitted)                    $  92,909   $ 127,835   $ 164,579    $185,977    $ 69,970   $ 97,135   $ 119,120   $119,772

+   Annualized.
*   For the period from the start of business, May 3, 1993, to March 31, 1994.
(1) The expense ratios for the years ended March 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers.
    The expense ratios for each of the prior periods have not been adjusted to reflect this change.

---------------------------------------------------------------------------
                                           New York Limited Portfolio                   Pennsylvania Limited Portfolio
                                   ---------------------------------------------    --------------------------------------------
                                              Year Ended March 31,                           Year Ended March 31,
                                   ---------------------------------------------    --------------------------------------------
                                     1997       1996        1995          1994*      1997       1996       1995         1994*
                                   --------    --------    --------      -------    -------    -------    --------    ----------
Ratios to average daily net
 assets:
 Expenses (1)                         0.58%       0.55%       0.52%       0.47%+      0.61%      0.58%       0.53%      0.50%+
 Net expenses, after custodian
  fee reduction                       0.56%       0.53%          --          --       0.59%      0.56%          --         --
 Net investment income                4.87%       4.66%       4.79%       4.50%+      5.11%      4.81%       4.77%      4.59%+
Portfolio Turnover                      58%         32%         31%          5%         51%        24%         39%        12%
Net Assets, end of period
 (000 omitted)                    $ 100,014   $ 138,728   $ 173,632    $183,768    $ 67,876   $ 92,194   $ 113,606   $123,620

+   Annualized.
*   For the period from the start of business, May 3, 1993, to March 31, 1994.
(1) The expense ratios for the years ended March 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers.
    The expense ratios for each of the prior periods have not been adjusted to reflect this change.

Notes to Financial Statements

(1) Significant Accounting Policies
Florida Limited Maturity Municipals Portfolio (Florida Limited Portfolio), Massachusetts Limited Maturity Municipals Portfolio (Massachusetts Limited Portfolio), New York Limited Maturity Municipals Portfolio (New York Limited Portfolio), and Pennsylvania Limited Maturity Municipals Portfolio (Pennsylvania Limited Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. Federal Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization, including registration costs, are being amortized on a straight-line basis over five years, beginning on the date each Fund commenced operations.

E. Financial Futures Contracts -- Upon entering a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction is greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

G. When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on settlement date.

H. Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of expense on the statement of operations.

I. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

J. Other -- Investment transactions are accounted for on a trade date basis.
----------------------------------------------------------------------------
(2) Invesment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 1997, each Portfolio incurred advisory fees as follows:

Portfolio                 Amount      Effective Rate
---------                 ------      --------------
Florida Limited          $508,203          0.46%
Massachusetts Limited     385,610          0.47%
New York Limited          557,305          0.46%
Pennsylvania Limited      375,224          0.47%

   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 1997, no significant amounts have been deferred.

   Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.
----------------------------------------------------------------------------
(3) Investments
Purchases and sales of investments, other than U.S. Government securities, put option transactions and short-term obligations, for the year ended March 31, 1997 were as follows:

                Florida       Massachusetts      New York       Pennsylvania
                Limited          Limited          Limited         Limited
               Portfolio        Portfolio        Portfolio       Portfolio
               ---------        ---------        ---------       ---------
Purchases    $ 70,750,321      $50,757,550     $ 69,170,036     $39,990,076
Sales         102,106,262       82,537,912      106,987,883      64,446,380

-----------------------------------------------------------------------------
(4) Federal Income Tax Basis of Investments
The cost and unrealized appreciation/depreciation in value of the investments owned by each Portfolio at March 31, 1997, as computed on a federal income tax basis, are as follows:

                                   Florida       Massachusetts      New York      Pennsylvania
                                   Limited          Limited         Limited         Limited
                                  Portfolio        Portfolio       Portfolio       Portfolio
                                 -----------      -----------     -----------     -----------
Aggregate cost                   $90,512,005      $67,029,171     $97,740,065     $65,161,613
                                 ===========      ===========     ===========     ===========
Gross unrealized appreciation    $ 1,291,406      $ 1,067,203     $   961,923     $ 1,147,269
Gross unrealized depreciation       (850,336)        (478,709)       (849,224)       (462,744)
                                 -----------      -----------     -----------     -----------
 Net unrealized appreciation     $   441,070      $   588,494     $   112,699     $   684,525
                                 ===========      ===========     ===========     ===========

(5) Line of Credit
The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit with a group of banks. Borrowings will be made by the Portfolios or Funds solely to facilitate the handling of unusual or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At March 31, 1997 the
Florida Limited Portfolio, Massachusetts Limited Portfolio, New York Limited Portfolio, and Pennsylvania Limited Portfolio had a balance outstanding pursuant to this line of credit of $45,000, $263,000, $318,000, and $735,000, respectively. The Portfolios did not have any significant borrowings or allocated fees during the year ended March 31, 1997.
------------------------------------------------------------------------------
(6) Financial Instruments
The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at March 31, 1997, were as follows:

                     Future Contracts                                              Net Unrealized
Limited Portfolio     Expiration Date             Contracts            Position     Appreciation
-----------------    ----------------             ---------            --------    --------------
Florida                    6/97              75 U.S. Treasury Bonds      Short        $208,144
Massachusetts              6/97              65 U.S. Treasury Bonds      Short         180,391
New York                   6/97             135 U.S. Treasury Bonds      Short         374,659

At March 31, 1997, the Portfolios had sufficient cash and/or securities segregated to cover margin requirements on open futures contracts.

Independent Auditors' Report

To the Trustees and Investors of
Florida Limited Maturity Municipals Portfolio
Massachusetts Limited Maturity Municipals Portfolio
New York Limited Maturity Municipals Portfolio
Pennsylvania Limited Maturity Municipals Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Florida Limited Maturity Municipals Portfolio, Massachusetts Limited Maturity Municipals Portfolio, New York Limited Maturity Municipals Portfolio, and Pennsylvania Limited Maturity Municipals Portfolio (the Portfolios), as of March 31, 1997, the related statements of operations for the year then ended, and the statements of changes in net assets for the years ended March 31, 1997 and 1996 and the supplementary data for each of the years in the four-year period ended March 31, 1997. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the aforementioned Portfolios, as of March 31, 1997, the results of their operations, the changes in their net assets, and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                                   DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 2, 1997

Investment Management

----------------------------------------------------------------------------

EV Classic Limited Maturity Municipals Funds

Funds
Officers

Thomas J. Fetter

President

James B. Hawkes

Vice President and Trustee


Robert B. MacIntosh

Vice President

James L. O'Connor

Treasurer

Thomas Otis

Secretary

Independent Trustees

Donald R. Dwight

President, Dwight Partners, Inc.

Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III

Jacob H. Schiff Professor of Investment

Banking, Harvard University Graduate

School of Business Administration

Norton H. Reamer

President and Director, United Asset

Management Corporation

John L. Thorndike

Director, Fiduciary Company Incorporated

Jack L. Treynor

Investment Adviser and Consultant
----------------------------------------------------------------------------

Limited Maturity Municipals Portfolios

Portfolios
Officers

Thomas J. Fetter

President

James B. Hawkes

Vice President and Trustee


Robert B. MacIntosh

Vice President

William H. Ahern, Jr.

Vice President and Portfolio Manager

of Florida and Massachusetts Limited

Maturity Municipals Portfolio

Nicole Anderes

Vice President and Portfolio Manager

of New York Limited Maturity

Municipals Portfolio

Timothy T. Browse

Vice President and Portfolio Manager

of Pennsylvania Limited Maturity

Municipals Portfolio

James L. O'Connor

Treasurer

Thomas Otis

Secretary

Independent Trustees

Donald R. Dwight

President, Dwight Partners, Inc.

Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III

Jacob H. Schiff Professor of Investment

Banking, Harvard University Graduate

School of Business Administration

Norton H. Reamer

President and Director, United Asset

Management Corporation

John L. Thorndike

Director, Fiduciary Company Incorporated

Jack L. Treynor

Investment Adviser and Consultant

Investment Adviser of Limited Maturity Tax Free Portfolios

Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Classic Limited Maturity Tax Free Funds

Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter

Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian

Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

Transfer Agent

The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

Independent Auditor

Deloitte & Touche LLP

125 Summer Street

Boston, MA 02110

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                          Eaton Vance Investment Trust
                               24 Federal Street
                                Boston, MA 02110

                                                                 C-9LTFCSRC-5/97